UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23377)

Tidal ETF Trust
(Exact name of registrant as specified in charter)

898 N. Broadway, Suite 2
Massapequa, New York 11758
(Address of principal executive offices) (Zip code)

Eric W. Falkeis

Tidal ETF Trust

898 N. Broadway, Suite 2

Massapequa, New York 11758
(Name and address of agent for service)

(844) 986-7676

Registrant's telephone number, including area code

Date of fiscal year end: February 28

Date of reporting period: February 28, 2021

Item 1. Reports to Stockholders.

(a)

SoFi Select 500 ETF
Ticker: SFY

SoFi Next 500 ETF
Ticker: SFYX

SoFi 50 ETF
Ticker: SFYF

SoFi Gig Economy ETF
Ticker: GIGE

SoFi Weekly Income ETF
Ticker: TGIF

Annual Report

February 28, 2021

SoFi Funds

TABLE OF CONTENTS

A Message to our Shareholders	1
Performance Summary	6
Portfolio Allocations	11
Schedules of Investments	13
Statements of Assets and Liabilities	37
Statements of Operations	38
Statements of Changes in Net Assets	39
Financial Highlights	44
Notes to Financial Statements	49
Report of Independent Registered Public Accounting Firm	61
Expense Examples	62
Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory Agreements	64
Statement Regarding Liquidity Risk Management Program	67
Trustees and Executive Officers	68
Additional Information	71

SoFi Funds

Market Commentary

U.S. equity markets stabilized during the second half of 2020 and beginning of 2021 primarily due to an accommodative Federal Reserve policy and other fiscal stimulus, as well as the results of the U.S. presidential election. When or how the economy will fully reopen remains unclear, however, with the emergence of Covid-19 vaccines during this period the market and overall economy have seen a boost in optimism. What is clear is that many industries will struggle for quite some time and could need continued government assistance in the coming 18 months. The global trend toward digitalization and contactless transactions has been accelerated with the adoption of new ways of doing business due to the Work From Anywhere (“WFA”) phenomenon we are experiencing during the Covid-19 quarantine. Market dislocations always cause new adoptions of technology and processes. That, coupled with our need to work remotely, continues to push adoption rates of many gig economy trends to all-time highs.

The information presented in this report relates to the Funds performance for the fiscal year or fiscal period ended February 28, 2021 (the “fiscal period”), as applicable.

The SoFi Select 500 ETF

The SoFi Select 500 ETF (“SFY”) seeks to track the performance, before fees and expenses, of the Solactive SoFi US 500 Growth Index (the “SFY Index”).

Index Description:

In summary, the SFY Index is rebalanced and reconstituted annually. The process begins with the selection of the 500 largest constituents by market capitalization of the Solactive US Broad Market Index, which generally incudes common stocks and equity interests in real estate investment trusts (“REITs”). The weight of these constituents is initially based on their free-float market capitalization and then adjusted upward or downward based on three growth-oriented factors:

1)	trailing 12-month sales growth,
2)	trailing 12-month earnings per share (“EPS”) growth, and
3)	12-month forward-looking EPS growth consensus estimates.

The SFY Index’s construction does not naturally target any specific sector or industry, however, due to market conditions and certain factors, a sector such as Information Technology, may be relatively overweight/underweight for periods of time.

Fund Description:

SFY, via its index, is composed of 500 of the largest publicly traded U.S. companies and seeks to track the performance of the SFY Index.

Performance Overview:

During the fiscal period, SFY generated a total return of 36.04% (NAV) and 36.49% (Market). This compares to the 36.05% total return of the SFY Index, and the 31.29% total return of the benchmark, the S&P 500® Total Return Index, for the same period.

From a sector perspective, based on performance attribution to the overall portfolio, Technology and Financial were the leading contributors, while Consumer (Non-Cyclical), Real Estate, and Utilities were the leading detractors.

Reviewing individual stocks based on performance attribution to the overall portfolio, leading contributors included, Tesla, Inc., General Electric Co. and Berkshire Hathaway, Inc. Conversely, the leading detractors included Amazon.com, Inc., Salesforce.com, Inc., and Apple, Inc.

The SoFi Next 500 ETF

The SoFi Next 500 ETF (“SFYX”) seeks to track the performance, before fees and expenses, of the Solactive SoFi US Next 500 Growth Index (the “SFYX Index”).

Index Description:

Similar to the SFY Index described above, in summary, the SFYX Index is rebalanced and reconstituted annually, and the process begins with the selection of the next 500 largest constituents by market capitalization of the Solactive US Broad Market Index, and generally includes common stocks and equity interests in REITs. Again, the weight of these constituents is initially based on their free-float market capitalization and then adjusted upward or downward based on the same three growth-oriented factors:

1)	trailing 12-month sales growth,
2)	trailing 12-month EPS growth, and

1

SoFi Funds

3)	12-month forward-looking EPS growth consensus estimates.

The Index’s construction does not target any specific sector or industry but may be relatively overweight/underweight certain sectors for periods of time.

Fund Description:

SFYX, via the SFYX Index, is composed of 500 publicly traded U.S. companies in the second tier of 500 companies based on market capitalization and seeks to track the performance of the Index.

Performance Overview:

During the fiscal period, SFYX generated a total return of 40.17% (NAV) and 40.79% (Market). This compares to the 40.27% total return of the SFYX Index, and the 39.79% total return of the benchmark, the S&P MidCap 400® Total Return Index, for the same period.

From a sector perspective, based on performance attribution to the overall portfolio, Technology, Industrial, and Financial were the leading contributors, while Utilities and Energy were the leading detractors.

Reviewing individual stocks based on performance attribution to the overall portfolio, leading contributors included Enphase Energy, Inc., Axon Enterprise, Inc., and PTC, Inc. Conversely, the leading detractors included SolarWinds Corp., CyrusOne Inc., and Neurocrine Biosciences, Inc. were the leading detractors.

The SoFi 50 ETF

The SoFi 50 ETF (“SFYF”) seeks to track the performance, before fees and expenses, of the SoFi Social 50 Index (the “SFYF Index”). The investment strategy behind SFYF changed as of July 1, 2020, please see below for more information.

Index Description:

The SFYF Index is designed to reflect the 50 most widely held U.S.-listed equity securities in the self-directed brokerage accounts of SoFi Securities, LLC, an affiliate of Social Finance, Inc. (the “SoFi Accounts”), as weighted by aggregate holdings within the SoFi Accounts. Securities eligible for inclusion in the SFYF Index must: (a) be U.S.-listed equity securities held in SoFi Accounts, and (b) have an average daily trading volume of at least $10,000,000 during the preceding one-month and six-month periods (the “Eligible Universe”). The SFYF Index may include common stocks and equity interests in REITs. ETFs and other investment companies are not eligible for the SFYF Index.

Securities in the Eligible Universe are sorted based on:

1)	The number of SoFi Accounts that hold a particular security; and
2)	The total market value of the security held in the SoFi Accounts.

Each security in the Eligible Universe is then ranked from highest to lowest based on its “Weighted Average Value” (e.g., the security with the highest Weighted Average Value is assigned rank 1).

Subject to a “buffer rule” aimed at limiting SFYF Index turnover, securities ranked within the top 50 are included in the SFYF Index. Each security in the SFYF Index is then weighted based on its Weighted Average Value in relation to that of the other SFYF Index components and is subject to certain individual security weight and sector concentration caps. For example, the weight of each individual SFYF Index component is capped at 10%, and securities representing investments in any particular industry sector are capped at 50%. The SFYF Index is rebalanced and reconstituted monthly.

The SFYF Index’s construction does not target any specific sector or industry, however, due to market conditions and certain factors a sector may be relatively overweight/underweight for periods of time.

Fund Description:

SFYF, via the SFYF Index, is composed of the 50 most widely held U.S.-listed equity securities in the SoFi Accounts as weighted by their calculated Weighted Average Value (see above for detail) within the SoFi Accounts.

Performance Overview:

During the fiscal period, SFYF generated a total return of 57.67% (NAV) and 59.27% (Market). This compares to the 57.76% total return of the SoFi Social 50 Index for the same period, and the 31.29% total return of the benchmark, the S&P 500® Total Return Index.

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SoFi Funds

From a sector perspective, based on performance attribution to the overall portfolio, Industrial, Communications, and Consumer (Non-Cyclical) were the leading contributors, while Consumer (Cyclical), Financial, and Energy were the leading detractors.

Reviewing individual stocks based on performance attribution to the overall portfolio, leading contributors included Moderna, Inc., Tesla, Inc., and Delta Air Lines, Inc. Conversely, the leading detractors included NIO, Inc., Amazon.com, Inc. and Apple, Inc.

The SoFi Gig Economy ETF

The SoFi Gig Economy ETF (“GIGE”) is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily by investing in a portfolio of companies listed around the world that GIGE’s investment adviser considers part of the “gig economy”.

Fund Description:

The “gig economy” refers to the group of companies that have embraced, that support, or that otherwise benefit from a workforce where individual employees or independent contractors are empowered to create their own freelance business by leveraging recent developments in technology platforms that enable individuals to offer their services directly to retail and commercial customers. Examples of gig economy businesses include selling or reselling products through auction platforms or web-based stores and offering delivery services through an app-based platform.

The investment management team behind the strategy seeks investments in underlying companies that

●	drive the overall gig economy universe,
●	transform the way our economy transacts goods and services,
●	modify how work gets done, and
●	embraces the work from home economy.

These companies are broken up into categories, seeking direct participants, direct & indirect supportive gig economy businesses, companies that help facilitate processes within the gig economy, and any other ancillary benefiting companies because of the gig economy. These companies are put into a multi-tiered process based on their growth prospects within the gig economy and managed to allow for necessary concentration to generate alpha but not overconcentration which may cause significant volatility. The team actively rebalances the portfolio frequently, as such a new industry classification, GIGE can experience large individual position volatility and new issuances can occur frequently.

Performance Overview:

During the fiscal period, GIGE generated a total return of 124.22% (NAV) and 125.54% (Market). This compares to the 53.83% return of the Nasdaq-100® Total Return Index, and the 31.29% return of the benchmark, the S&P 500® Total Return Index, over the same period.

From a sector perspective, based on performance attribution to the overall portfolio, Consumer (Cyclical), Technology, and Communications were the largest contributors, while Financial and Real Estate detracted the most.

Reviewing individual stocks based on performance attribution to the overall portfolio, leading contributors included Upwork, Inc., Jumia Technologies AG, and Snap, Inc. Conversely, the leading detractors included Alibaba Group Holding Ltd., Momo, Inc., and Splunk, Inc.

The SoFi Weekly Income ETF

The SoFi Weekly income ETF (“TGIF”) is an actively-managed ETF that seeks to achieve weekly income by investing in investment grade and high-yield fixed income securities. TGIF expects to distribute income on Fridays. TGIF is actively managed by Income Research + Management (“IR + M”), TGIF’s sub-adviser, a value-oriented fixed income manager with over 30 years of experience. The Fund targets a duration of less than 3 years, with the goal to reduce interest rate risk relative to longer dated bonds. TGIF does not seek to replicate the performance of a specified index.

Fund Description:

TGIF seeks to achieve its investment objective, under normal circumstances, by investing in U.S.-dollar denominated investment grade and non-investment grade (also known as “high-yield” or “junk”) fixed income securities and instruments and expects to distribute income from its investments to shareholders weekly. TGIF anticipates making its weekly income distributions each Friday (or, in the event the New York Stock Exchange (the “NYSE “) is closed for trading on Friday, on a day earlier in the week). While obligations of any maturity may be purchased, under normal circumstances, TGIF will generally have a short to intermediate overall effective duration (i.e., typically less than three years). Effective duration is a measure of a fund’s price sensitivity to changes in yields or interest rates and

3

SoFi Funds

a fund with a higher effective duration will, under normal circumstances, have a greater sensitivity to interest rates. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by TGIF and, therefore, the TGIF’s exposure to changes in interest rates.

Investment decisions for TGIF are made by IR +M primarily through a fundamental analysis of available debt instruments and their issuers.

IR+M applies a bottom-up investing approach focusing on the analysis of individual companies rather than on the industry or sector in which a company operates or on the economy as a whole.

IR+M’s bottom-up process focuses on the following attributes of investment opportunities:

●	Credit: IR+M evaluates the strength of a company’s management, its financial statements, and its competitive position in its industry or peer group.
●

Structure: IR+M focuses on the shape of the curve reflecting the relationship of a bond’s price to interest rates (also known as “convexity”) with a particular interest in the extent to which an instrument may be callable (i.e., the issuer can redeem the bond prior to its maturity date) or have other such options attached to it that may affect the bond’s convexity. This analysis favors bonds with positive convexity (i.e., where the price would be expected to increase as interest rates rise) and those with structures that may add to the bond’s effective yield without increasing credit risk.

●	Price: IR+M seeks bonds that it believes are under- or mis-priced and will seek to avoid bonds it determines are overpriced.

Performance Overview:

During the period beginning October 1, 2020 (the Fund’s commencement of operations) and ended February 28, 2021, TGIF generated a total return of 4.91% (NAV) and 4.66% (Market). This compares to the 0.63% return of the benchmark, the Bloomberg Barclays 1-3 Year Credit Index.

From a sector perspective, based on performance attribution to the overall portfolio, Financial, Energy, and Industrial were the largest contributors, while Consumer (Non-Cyclical) and Utilities detracted the most.

Reviewing individual holdings based on performance attribution to the overall portfolio, leading contributors included Federal National Mortgage Association Interest Strips (5.000%, 1/25/43), AerCap Holdings N.V. (5.875% (5 Year CMT Rate + 4.535%, 10/10/79), and Cenovus Energy, Inc (5.375%, 7/15/25). Conversely, the leading detractors included U.S. Bancorp, Brookfield Finance, Inc. (4.625%, 10/16/80), and Federal National Mortgage Association Interest Strips (3.000%, 3/25/28).

Past performance does not guarantee future results.

Must be preceded or accompanied by a prospectus.

Investors buy and sell ETF shares through a brokerage account or an investment advisor. Like ordinary stocks, brokerage commissions, and/or transaction costs or service fees may apply. Please consult your broker or financial advisor for their fee schedule.

There is no guarantee that a Fund’s investment strategy will be successful. Shares may trade at a premium or discount to their NAV in the secondary market, and a fund’s holdings and returns may deviate from those of its index, if applicable. These variations may be greater when markets are volatile or subject to unusual conditions. A high portfolio turnover rate increases transaction costs, which may increase a Fund’s expenses. The Funds are newer and each has a limited operating history. You can lose money on your investment in a Fund. Diversification does not ensure profit or protect against loss in declining markets. Investments in foreign securities may involve risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets. Because GIGE may invest in a single sector, country or industry, its shares do not represent a complete investment program. As non-diversified funds, the value of the GIGE’s and TGIF’s shares may fluctuate more than shares invested in a broader range of industries and companies because of concentration in a specific sector, country or industry.

The S&P 500® Total Return Index is an index of 500 large-capitalization companies selected by Standard & Poor’s Financial Services LLC. The S&P MidCap 400® Total Return Index is an index of 400 mid-capitalization companies selected by Standard & Poor’s Financial Services LLC. The Nasdaq-100® Total Return Index is an index of 100 of the largest non-financial securities, based on market capitalization, listed on The Nasdaq Stock Market, LLC. The Bloomberg Barclays 1-3 Year Credit Index is an index of investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 3 years to maturity. It is not possible to invest directly in an index. Holdings are subject to change.

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SoFi Funds

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of portfolio holdings, please refer to the Schedule of Investments provided in this report.

SoFi ETFs are distributed by Foreside Fund Services, LLC.

Social Finance, Inc. (“SoFi”) is not an affiliated person of the Funds, Toroso Investments, LLC, IR+M, the distributor, or any of their affiliates. SoFi and/or its affiliates, including SoFi Securities, LLC, do not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds. SoFi has provided support in developing the methodology used by the SoFi Select 500 ETF, SoFi Next 500 ETF and SoFi 50 ETF’s underlying index to determine the securities included in such Index. However, SoFi is not involved in the maintenance of each such Index and does not act in the capacity of an index provider.

5

SoFi Select 500 ETF

Performance Summary (Unaudited)

Annualized Returns for the Periods Ended February 28, 2021:	1 Year	Since Inception (4/10/2019)	Ending Value (2/28/2021)
SoFi Select 500 ETF - NAV	36.04%	20.76%	$ 14,277
SoFi Select 500 ETF - Market	36.49%	21.00%	14,332
Solactive SoFi US 500 Growth Index	36.05%	20.75%	14,275
S&P 500® Total Return Index	31.29%	17.99%	13,665

This chart illustrates the performance of a hypothetical $10,000 investment made on April 10, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect for the “NAV” return. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 358-0096. The Fund’s gross expense ratio is 0.19% and net expense ratio is 0.00% (as of the Fund’s most recently filed Prospectus). The Fund’s investment adviser (defined below) has agreed to waive its Management Fees (defined below) for the Fund until at least June 30, 2021.

6

SoFi Next 500 ETF

Performance Summary (Unaudited)

Annualized Returns for the Periods Ended February 28, 2021:	1 Year	Since Inception (4/10/2019)	Ending Value (2/28/2021)
SoFi Next 500 ETF - NAV	40.17%	17.77%	$ 13,618
SoFi Next 500 ETF - Market	40.79%	17.84%	13,632
Solactive SoFi US Next 500 Growth Index	40.27%	17.86%	13,636
S&P MidCap 400® Total Return Index	39.79%	16.01%	13,236

This chart illustrates the performance of a hypothetical $10,000 investment made on April 10, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers in effect for the “NAV” return. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 358-0096. The Fund’s gross expense ratio is 0.19% and net expense ratio is 0.00% (as of the Fund’s most recently filed Prospectus). The Fund’s investment adviser (defined below) has agreed to waive its Management Fees (defined below) for the Fund until at least June 30, 2021.

7

SoFi 50 ETF

Performance Summary (Unaudited)

Annualized Returns for the Periods Ended February 28, 2021:	1 Year	Since Inception (5/7/2019)	Ending Value (2/28/2021)
SoFi 50 ETF - NAV	57.67%	24.47%	$ 14,874
SoFi 50 ETF - Market	59.27%	24.74%	14,932
SoFi Social 50 Index	57.76%	24.68%	14,919
S&P 500® Total Return Index	31.29%	18.84%	13,675

This chart illustrates the performance of a hypothetical $10,000 investment made on May 7, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 358-0096. The Fund’s net expense ratio is 0.29% (as of the Fund’s most recently filed Prospectus.)

8

SoFi Gig Economy ETF

Performance Summary (Unaudited)

Annualized Returns for the Periods Ended February 28, 2021:	1 Year	Since Inception (5/7/2019)	Ending Value (2/28/2021)
SoFi Gig Economy ETF - NAV	124.22%	49.77%	$ 20,804
SoFi Gig Economy ETF - Market	125.54%	49.91%	20,840
S&P 500® Total Return Index	31.29%	18.84%	13,675

This chart illustrates the performance of a hypothetical $10,000 investment made on May 7, 2019 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 358-0096. The Fund’s net expense ratio is 0.59% (as of the Fund’s most recently filed Prospectus).

9

SoFi Weekly Income ETF

Performance Summary (Unaudited)

Total Return for the Period Ended February 28, 2021:	Since Inception (10/1/2020)	Ending Value (2/28/2021)
SoFi Weekly Income ETF - NAV	4.91%	$ 10,491
SoFi Weekly Income ETF - Market	4.66%	10,466
Bloomberg Barclays 1-3 Year Credit Index	0.63%	10,063

This chart illustrates the performance of a hypothetical $10,000 investment made on October 1, 2020 (commencement of operations), and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The charts assume reinvestment of capital gains, dividends, and return of capital, if applicable, for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (877) 358-0096. The Fund’s net expense ratio is 0.59% (as of the Fund’s most recently filed Prospectus).

10

SoFi Funds

SOFI Select 500 ETF Portfolio Allocation at February 28, 2021 (Unaudited)

Sector	% of Net Assets
Technology	23.6%
Consumer (Non-Cyclical)	22.7
Financial	16.3
Communications	15.3
Consumer (Cyclical)	9.1
Industrial	7.0
Utilities	2.5
Basic Materials	1.7
Energy	1.7
Cash & Cash Equivalents (1)	0.1
100.0%

SOFI Next 500 ETF Portfolio ALLOCATION at February 28, 2021 (Unaudited)

Sector	% of Net Assets
Consumer (Non-Cyclical)	22.5%
Financial	20.9
Technology	18.6
Industrial	14.3
Consumer (Cyclical)	10.6
Communications	5.8
Energy	2.9
Basic Materials	2.2
Utilities	2.1
Cash & Cash Equivalents (1)	0.1
100.0%

SOFI 50 ETF Portfolio ALLOCATION at February 28, 2021 (Unaudited)

Sector	% of Net Assets
Consumer (Cyclical)	31.1%
Communications	26.7
Technology	20.6
Consumer (Non-Cyclical)	13.8
Industrial	4.3
Financial	1.9
Energy	1.5
Cash & Cash Equivalents (1)	0.1
100.0%

(1)	Represents cash, short-term investments and liabilities in excess of other assets.

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SoFi Funds

SOFI GIg Economy ETF Portfolio ALLOCATION at February 28, 2021 (Unaudited)

Sector	% of Net Assets
Communications	58.7%
Technology	21.2
Consumer (Non-Cyclical)	12.4
Financial	3.7
Industrial	2.5
Cash & Cash Equivalents (1)	1.2
Consumer (Cyclical)	0.3
100.0%

(1)	Represents cash, short-term investments and liabilities in excess of other assets.

SOFI Weekly Income ETF Portfolio ALLOCATION at February 28, 2021 (Unaudited)

Sector	% of Net Assets
Financial	35.0
Energy	16.4
Consumer (Cyclical)	8.9
Industrial	8.8
Communications	6.6
Technology	6.0
Consumer (Non-Cyclical)	5.4
Cash & Cash Equivalents (2)	2.9
Asset Backed Securities	2.5
Mortgage Backed Securitites	2.5
Municipal Bonds	2.2
Basic Materials	1.6
Utilities	1.2
100.0

(2)	Represents cash, short-term investments and other assets in excess of liabilities .

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SoFi Select 500 ETF

Schedule of Investments at February 28, 2021

	Shares	Value
Common Stocks — 99.9%
Advertising — 0.1%
Omnicom Group, Inc.	784	$53,884
The Trade Desk, Inc. - Class A (1)	137	110,339
		164,223
Aerospace & Defense — 1.4%
The Boeing Co.	5,342	1,132,557
General Dynamics Corp.	1,297	212,021
L3Harris Technologies, Inc. (1)	1,694	308,156
Lockheed Martin Corp.	1,274	420,739
Northrop Grumman Corp.	820	239,161
Teledyne Technologies, Inc. (1)	150	55,650
TransDigm Group, Inc.	241	138,977
		2,507,261
Agriculture — 0.9%
Altria Group, Inc.	22,944	1,000,359
Archer-Daniels-Midland Co.	2,366	133,868
Philip Morris International, Inc.	6,590	553,692
		1,687,919
Airlines — 0.1%
Delta Air Lines, Inc.	2,152	103,167
Southwest Airlines Co.	1,905	110,738
United Airlines Holdings, Inc. (1)	912	48,044
		261,949
Apparel — 0.6%
Nike, Inc. - Class B	6,798	916,234
VF Corp.	1,377	108,962
		1,025,196
Auto Manufacturers — 2.8%
Cummins, Inc.	512	129,638
Ford Motor Co.	9,578	112,063
General Motors Co.	4,629	237,606
PACCAR, Inc.	1,231	112,009
Tesla, Inc. (1)	6,580	4,444,790
		5,036,106
Banks — 3.7%
Bank of America Corp.	30,449	1,056,885
The Bank of New York Mellon Corp.	3,518	148,319
Citigroup, Inc.	7,515	495,088
Citizens Financial Group, Inc.	1,466	63,683
Fifth Third Bancorp	2,689	93,281
First Republic Bank	689	113,513
The Goldman Sachs Group, Inc.	1,255	400,947
Huntington Bancshares, Inc.	3,752	57,556
JPMorgan Chase & Co.	11,656	1,715,414
KeyCorp	3,431	69,100

	Shares	Value
Banks — 3.7% (Continued)
Morgan Stanley	6,910	$531,172
Northern Trust Corp.	823	78,292
The PNC Financial Services Group, Inc.	1,573	264,830
Regions Financial Corp.	3,282	67,708
State Street Corp.	1,355	98,603
SVB Financial Group (1)	196	99,051
Truist Financial Corp.	5,942	338,456
U.S. Bancorp	5,556	277,800
Wells Fargo & Co.	14,928	539,946
		6,509,644
Beverages — 1.4%
Brown-Forman Corp. - Class B	1,153	82,532
The Coca-Cola Co.	19,691	964,662
Constellation Brands, Inc. - Class A	665	142,403
Keurig Dr Pepper, Inc.	10,431	318,354
Molson Coors Brewing Co. - Class B (2)	1,301	57,830
Monster Beverage Corp. (1)	2,177	191,010
PepsiCo, Inc.	5,275	681,477
		2,438,268
Biotechnology — 2.3%
Alexion Pharmaceuticals, Inc. (1)	5,407	825,919
Alnylam Pharmaceuticals, Inc. (1)	539	79,826
Amgen, Inc.	2,336	525,413
Biogen, Inc. (1)	673	183,648
BioMarin Pharmaceutical, Inc. (1)	2,522	195,278
Bio-Rad Laboratories, Inc. - Class A (1)	201	117,485
Corteva, Inc.	10,166	458,995
Exact Sciences Corp. (1)	557	75,819
Gilead Sciences, Inc.	6,008	368,891
Illumina, Inc. (1)	612	268,919
Incyte Corp. (1)	2,117	166,523
Moderna, Inc. (1)(2)	1,176	182,057
Regeneron Pharmaceuticals, Inc. (1)	569	256,374
Seagen, Inc. (1)	514	77,671
Vertex Pharmaceuticals, Inc. (1)	1,253	266,325
		4,049,143
Building Materials — 0.2%
Johnson Controls International PLC	2,827	157,718
Martin Marietta Materials, Inc.	273	91,966
Masco Corp.	896	47,685
Vulcan Materials Co.	588	98,190
		395,559

The accompanying notes are an integral part of these financial statements.

13

SoFi Select 500 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)
Chemicals — 1.1%
Air Products and Chemicals, Inc.	904	$231,080
Albemarle Corp. (2)	408	64,142
Celanese Corp.	433	60,148
Dow, Inc.	3,241	192,224
DuPont de Nemours, Inc.	6,051	425,506
Eastman Chemical Co.	461	50,369
Ecolab, Inc.	1,071	224,225
FMC Corp.	517	52,574
International Flavors & Fragrances, Inc.	530	71,820
LyondellBasell Industries NV	1,055	108,760
PPG Industries, Inc.	961	129,562
The Sherwin-Williams Co.	415	282,341
		1,892,751
Commercial Services — 3.2%
Automatic Data Processing, Inc.	1,885	328,028
Booz Allen Hamilton Holding Corp.	614	47,364
Cintas Corp.	387	125,520
CoStar Group, Inc. (1)	145	119,445
Equifax, Inc.	455	73,655
FleetCor Technologies, Inc. (1)	315	87,353
Gartner, Inc. (1)	470	84,149
Global Payments, Inc.	2,777	549,818
IHS Markit Ltd.	2,257	203,491
MarketAxess Holdings, Inc.	157	87,283
Moody’s Corp.	795	218,537
PayPal Holdings, Inc. (1)	5,509	1,431,514
Rollins, Inc.	1,802	59,772
S&P Global, Inc.	984	324,090
Square, Inc. - Class A (1)	7,430	1,709,123
TransUnion	919	77,389
United Rentals, Inc. (1)	267	79,400
Verisk Analytics, Inc.	749	122,724
		5,728,655
Computers — 5.6%
Accenture PLC - Class A	2,568	644,311
Amdocs Ltd.	590	44,728
Apple, Inc.	63,571	7,708,619
Cognizant Technology Solutions Corp.	1,979	145,417
Dell Technologies, Inc. - Class C (1)	2,087	169,193
EPAM Systems, Inc. (1)	241	90,040
Fortinet, Inc. (1)(2)	763	128,833
Hewlett Packard Enterprise Co.	7,451	108,487
HP, Inc.	5,450	157,886

	Shares	Value
Computers — 5.6% (Continued)
International Business Machines Corp.	3,675	$437,068
Leidos Holdings, Inc.	596	52,716
NetApp, Inc.	780	48,828
Seagate Technology PLC	1,038	76,013
Western Digital Corp.	1,317	90,254
		9,902,393
Cosmetics & Personal Care — 1.3%
Colgate-Palmolive Co.	3,616	271,923
The Estee Lauder Companies, Inc. - Class A	917	262,134
The Procter & Gamble Co.	14,880	1,838,126
		2,372,183
Distribution & Wholesale — 0.2%
Copart, Inc. (1)	893	97,480
Fastenal Co.	2,133	98,907
LKQ Corp. (1)	1,079	42,502
W.W. Grainger, Inc.	219	81,623
		320,512
Diversified Financial Services — 3.2%
American Express Co.	3,051	412,678
Ameriprise Financial, Inc.	490	108,408
BlackRock, Inc.	612	425,034
Capital One Financial Corp.	1,450	174,275
Cboe Global Markets, Inc. (2)	488	48,292
The Charles Schwab Corp.	7,391	456,173
CME Group, Inc. - Class A	1,682	335,895
Discover Financial Services	1,054	99,150
Franklin Resources, Inc.	1,628	42,605
Intercontinental Exchange, Inc.	2,249	248,087
Mastercard, Inc. - Class A	4,203	1,487,232
Nasdaq, Inc.	817	112,983
Raymond James Financial, Inc.	529	61,755
Synchrony Financial	1,988	76,896
T. Rowe Price Group, Inc.	858	139,116
Visa, Inc. - Class A	6,820	1,448,500
The Western Union Co.	1,548	35,945
		5,713,024
Electric — 2.3%
The AES Corp.	4,153	110,304
Alliant Energy Corp.	1,132	52,253
Ameren Corp.	1,103	77,508
American Electric Power Co., Inc.	2,200	164,670
Avangrid, Inc.	1,428	65,345
CenterPoint Energy, Inc.	2,941	57,173
CMS Energy Corp.	1,296	70,127
Consolidated Edison, Inc.	1,576	103,464
Dominion Energy, Inc.	5,293	361,618

The accompanying notes are an integral part of these financial statements.

14

SoFi Select 500 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)
Electric — 2.3% (Continued)
DTE Energy Co.	793	$93,352
Duke Energy Corp.	3,691	315,913
Edison International	4,338	234,209
Entergy Corp.	939	81,515
Evergy, Inc.	1,119	60,012
Eversource Energy	1,622	128,917
Exelon Corp.	4,686	180,880
FirstEnergy Corp.	2,679	88,782
NextEra Energy, Inc.	8,353	613,778
PG&E Corp. (1)	2,796	29,386
Pinnacle West Capital Corp.	484	33,846
PPL Corp.	3,259	85,353
Public Service Enterprise Group, Inc.	2,229	119,987
Sempra Energy	1,516	175,826
The Southern Co.	5,578	316,384
Vistra Corp.	10,866	187,438
WEC Energy Group, Inc.	1,471	118,621
Xcel Energy, Inc. (2)	2,328	136,397
		4,063,058
Electrical Components & Equipment — 0.2%
AMETEK, Inc.	850	100,275
Emerson Electric Co.	2,206	189,495
		289,770
Electronics — 1.0%
Agilent Technologies, Inc.	1,187	144,897
Amphenol Corp.	1,058	132,969
Fortive Corp.	1,593	104,851
Garmin Ltd.	834	103,433
Honeywell International, Inc.	2,628	531,776
Keysight Technologies, Inc. (1)	1,610	227,847
Mettler-Toledo International, Inc. (1)	94	104,909
Roper Technologies, Inc.	418	157,845
TE Connectivity Ltd.	1,090	141,733
Vontier Corp. (1)	634	19,907
Waters Corp. (1)	244	66,827
		1,736,994
Engineering & Construction — 0.1%
Jacobs Engineering Group, Inc.	798	91,834

Entertainment — 0.0% (3)
Live Nation Entertainment, Inc. (1)	708	62,913

	Shares	Value
Environmental Control — 0.2%
Republic Services, Inc.	1,249	$111,273
Waste Management, Inc.	1,695	187,959
		299,232
Food — 1.0%
Campbell Soup Co. (2)	3,500	159,180
Conagra Brands, Inc.	2,476	84,011
General Mills, Inc.	2,508	137,965
The Hershey Co.	664	96,712
Hormel Foods Corp. (2)	2,221	102,988
The J.M. Smucker Co. (2)	536	60,032
Kellogg Co.	1,417	81,775
The Kraft Heinz Co.	7,774	282,818
The Kroger Co.	2,929	94,343
McCormick & Co., Inc.	873	73,576
Mondelez International, Inc.	6,096	324,063
Sysco Corp.	2,065	164,436
Tyson Foods, Inc. - Class A	1,365	92,370
		1,754,269
Forest Products & Paper — 0.0% (3)
International Paper Co. (2)	1,339	66,481

Gas — 0.1%
Atmos Energy Corp.	552	46,705
NiSource, Inc.	8,555	184,788
		231,493
Hand & Machine Tools — 0.1%
Snap-on, Inc.	197	40,013
Stanley Black & Decker, Inc.	794	138,823
		178,836
Healthcare - Products — 3.9%
Abbott Laboratories	10,147	1,215,408
ABIOMED, Inc. (1)	159	51,604
Align Technology, Inc. (1)	506	286,958
Baxter International, Inc. (2)	2,355	182,960
Boston Scientific Corp. (1)	8,017	310,899
The Cooper Companies, Inc.	252	97,305
Danaher Corp.	2,732	600,138
DENTSPLY SIRONA, Inc.	1,576	83,638
Edwards Lifesciences Corp. (1)	2,985	248,054
Hologic, Inc. (1)	2,004	144,468
IDEXX Laboratories, Inc. (1)	341	177,378
Insulet Corp. (1)	868	224,899
Intuitive Surgical, Inc. (1)	493	363,242
Masimo Corp. (1)	187	46,887
Medtronic PLC	5,825	681,350
PerkinElmer, Inc.	536	67,584
QIAGEN NV (1)	2,487	124,350

The accompanying notes are an integral part of these financial statements.

15

SoFi Select 500 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)
Healthcare - Products — 3.9% (Continued)
ResMed, Inc.	654	$126,078
STERIS PLC	452	79,010
Stryker Corp.	1,486	360,637
Teleflex, Inc.	293	116,649
Thermo Fisher Scientific, Inc.	1,863	838,499
Varian Medical Systems, Inc. (1)	357	62,571
West Pharmaceutical Services, Inc.	272	76,337
Zimmer Biomet Holdings, Inc.	2,070	337,534
		6,904,437
Healthcare - Services — 1.8%
Anthem, Inc.	1,136	344,424
Catalent, Inc. (1)	787	89,490
Centene Corp. (1)	3,920	229,477
DaVita, Inc. (1)	454	46,367
HCA Healthcare, Inc.	1,368	235,337
Humana, Inc.	613	232,726
IQVIA Holdings, Inc. (1)	2,284	440,332
Laboratory Corp. of America Holdings (1)	364	87,327
Molina Healthcare, Inc. (1)	208	45,086
Quest Diagnostics, Inc.	464	53,634
Teladoc Health, Inc. (1)(2)	337	74,507
UnitedHealth Group, Inc.	3,920	1,302,302
Universal Health Services, Inc. - Class B	334	41,860
		3,222,869
Home Builders — 0.1%
D.R. Horton, Inc.	1,248	95,934
Lennar Corp. - Class A	881	73,096
NVR, Inc. (1)	13	58,511
PulteGroup, Inc.	935	42,178
		269,719
Home Furnishings — 0.1%
Whirlpool Corp.	955	181,526

Household Products & Wares — 0.2%
Church & Dwight Co., Inc.	1,027	80,877
The Clorox Co. (2)	483	87,447
Kimberly-Clark Corp.	1,749	224,449
		392,773
Insurance — 6.9%
Aflac, Inc.	3,103	148,603
Alleghany Corp.	335	216,554
The Allstate Corp.	1,660	176,956

	Shares	Value
Insurance — 6.9% (Continued)
American International Group, Inc.	19,223	$844,851
Aon PLC (2)	1,272	289,647
Arch Capital Group Ltd. (1)	2,188	78,374
Arthur J. Gallagher & Co.	785	94,043
Berkshire Hathaway, Inc. - Class B (1)	31,525	7,582,078
Brown & Brown, Inc. (2)	1,237	56,778
Chubb Ltd.	2,062	335,240
Cincinnati Financial Corp. (2)	3,242	317,295
CNA Financial Corp.	1,347	57,301
Everest Re Group Ltd.	948	229,236
Globe Life, Inc.	423	39,508
The Hartford Financial Services Group, Inc.	1,686	85,463
Markel Corp. (1)	317	345,150
Marsh & McLennan Companies, Inc.	2,265	260,973
MetLife, Inc.	3,656	210,586
Principal Financial Group, Inc.	962	54,430
The Progressive Corp.	3,028	260,257
Prudential Financial, Inc.	1,703	147,684
The Travelers Companies, Inc.	1,095	159,322
W.R. Berkley Corp.	713	49,432
Willis Towers Watson PLC	704	155,331
		12,195,092
Internet — 10.7%
Alphabet, Inc. - Class A (1)	1,168	2,361,591
Alphabet, Inc. - Class C (1)	1,313	2,674,397
Amazon.com, Inc. (1)	2,386	7,379,731
Booking Holdings, Inc. (1)	152	353,934
CDW Corp.	592	92,879
eBay, Inc.	2,921	164,803
Expedia Group, Inc. - Class A	547	88,067
F5 Networks, Inc. (1)	221	41,986
Facebook, Inc. - Class A (1)	9,053	2,332,234
GoDaddy, Inc. - Class A (1)	868	70,412
IAC/InterActiveCorp - Class A (1)	256	62,676
Lyft, Inc. - Class A (1)(2)	1,149	63,999
Match Group, Inc. (1)	552	84,373
Netflix, Inc. (1)	2,625	1,414,481
NortonLifeLock, Inc.	12,510	244,070
Okta, Inc. - Class A (1)	490	128,111
Palo Alto Networks, Inc. (1)	888	318,179
Roku, Inc. - Class A (1)	233	92,147
Snap, Inc. - Class A (1)	5,563	365,267
Twitter, Inc. (1)	2,924	225,323
Uber Technologies, Inc. (1)	5,447	281,882

The accompanying notes are an integral part of these financial statements.

16

SoFi Select 500 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)
Internet — 10.7% (Continued)
VeriSign, Inc. (1)	465	$90,224
		18,930,766
Iron & Steel — 0.0% (3)
Nucor Corp.	883	52,821

Leisure Time — 0.1%
Carnival Corp. (2)	1,713	45,823
Royal Caribbean Cruises Ltd.	631	58,853
		104,676
Lodging — 0.4%
Hilton Worldwide Holdings, Inc.	1,050	129,864
Las Vegas Sands Corp.	2,316	144,982
Marriott International, Inc.	1,172	173,538
MGM Resorts International	3,653	138,047
Wynn Resorts Ltd.	287	37,806
		624,237
Machinery - Construction & Mining — 0.2%
Caterpillar, Inc.	1,988	429,169

Machinery - Diversified — 0.5%
Deere & Co.	1,189	415,104
Dover Corp.	574	70,751
IDEX Corp.	293	57,185
Ingersoll Rand, Inc. (1)	2,754	127,620
Rockwell Automation, Inc.	407	99,015
Westinghouse Air Brake Technologies Corp.	1,423	103,068
Xylem, Inc.	767	76,362
		949,105
Media — 2.3%
Altice USA, Inc. - Class A (1)	8,382	281,719
Cable One, Inc. (2)	23	44,041
Charter Communications, Inc. - Class A (1)(2)	1,169	717,088
Comcast Corp. - Class A	19,282	1,016,547
DISH Network Corp. - Class A (1)	1,004	31,636
FactSet Research Systems, Inc.	171	51,969
Liberty Broadband Corp. - Class C (1)	1,857	277,640
Sirius XM Holdings, Inc. (2)	16,422	96,069
ViacomCBS, Inc. - Class B (2)	3,229	208,238
The Walt Disney Co.	6,805	1,286,417
		4,011,364

	Shares	Value
Mining — 0.6%
Freeport-McMoRan, Inc.	5,743	$194,745
Newmont Corp.	15,973	868,612
		1,063,357
Miscellaneous Manufacturers — 1.5%
3M Co.	2,250	393,885
Eaton Corp PLC	1,498	195,025
General Electric Co.	136,103	1,706,731
Illinois Tool Works, Inc.	1,172	236,955
Parker-Hannifin Corp.	419	120,236
Textron, Inc.	800	40,272
		2,693,104
Office & Business Equipment — 0.1%
Zebra Technologies Corp. (1)(2)	197	98,388

Oil & Gas — 1.2%
Cabot Oil & Gas Corp.	1,531	28,339
Chevron Corp.	5,126	512,600
ConocoPhillips	4,077	212,045
EOG Resources, Inc.	1,735	112,011
Exxon Mobil Corp.	12,940	703,548
Hess Corp.	762	49,934
Marathon Petroleum Corp.	1,861	101,648
Occidental Petroleum Corp.	2,169	57,717
Phillips 66	1,194	99,162
Pioneer Natural Resources Co.	534	79,336
Valero Energy Corp.	1,132	87,141
		2,043,481
Oil & Gas Services — 0.1%
Baker Hughes Co. - Class A	3,125	76,500
Halliburton Co.	2,485	54,247
Schlumberger NV	4,438	123,865
		254,612
Packaging & Containers — 0.1%
Ball Corp.	1,695	144,736
Packaging Corp. of America	316	41,718
Westrock Co.	1,171	51,044
		237,498
Pharmaceuticals — 6.6%
AbbVie, Inc.	10,125	1,090,868
AmerisourceBergen Corp.	1,137	115,087
Becton Dickinson and Co.	2,362	569,596
Bristol-Myers Squibb Co.	20,837	1,277,933
Cardinal Health, Inc.	1,095	56,414
Cigna Corp.	2,605	546,790
CVS Health Corp.	30,748	2,094,861

The accompanying notes are an integral part of these financial statements.

17

SoFi Select 500 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)
Pharmaceuticals — 6.6% (Continued)
DexCom, Inc. (1)	735	$292,368
Elanco Animal Health, Inc. (1)	4,863	159,798
Eli Lilly and Co.	4,643	951,304
Henry Schein, Inc. (1)	493	30,492
Johnson & Johnson	12,265	1,943,512
McKesson Corp.	1,252	212,239
Merck & Co., Inc.	14,661	1,064,682
Pfizer, Inc.	23,092	773,351
Viatris, Inc. (1)	7,997	118,756
Zoetis, Inc.	2,032	315,448
		11,613,499
Pipelines — 0.4%
Cheniere Energy, Inc. (1)	1,214	81,811
Kinder Morgan, Inc.	9,928	145,942
ONEOK, Inc.	1,679	74,363
The Williams Companies, Inc.	18,914	431,996
		734,112
Private Equity — 0.2%
The Blackstone Group, Inc. - Class A	3,174	219,736
KKR & Co., Inc.	2,578	117,454
		337,190
Real Estate — 0.1%
CBRE Group, Inc. (1)	1,435	108,730

Real Estate Investment Trusts (REITs) — 2.2%
Alexandria Real Estate Equities, Inc.	515	82,240
American Tower Corp.	2,211	477,863
Annaly Capital Management, Inc.	5,822	48,381
AvalonBay Communities, Inc.	538	94,554
Boston Properties, Inc.	693	68,697
Crown Castle International Corp.	2,011	313,213
Digital Realty Trust, Inc.	1,117	150,493
Duke Realty Corp.	1,393	54,675
Equinix, Inc.	431	279,435
Equity Residential	2,148	140,501
Essex Property Trust, Inc.	269	68,539
Extra Space Storage, Inc.	582	73,157
Healthpeak Properties, Inc.	2,343	68,158
Host Hotels & Resorts, Inc.	2,131	35,353
Invitation Homes, Inc.	4,994	145,525
Iron Mountain, Inc. (2)	1,327	46,166
Mid-America Apartment Communities, Inc.	492	66,287
Prologis, Inc.	2,973	294,535

	Shares	Value
Real Estate Investment Trusts (REITs) — 2.2% (Continued)
Public Storage	717	$167,735
Realty Income Corp.	1,528	92,077
Regency Centers Corp.	607	33,252
SBA Communications Corp.	1,011	257,936
Simon Property Group, Inc.	1,140	128,729
Sun Communities, Inc.	386	58,653
UDR, Inc.	976	40,182
Ventas, Inc.	1,287	68,082
Vornado Realty Trust	2,855	122,594
W.P. Carey, Inc.	686	47,019
Welltower, Inc.	1,869	126,905
Weyerhaeuser Co.	7,272	246,303
		3,897,239
Retail — 4.6%
Advance Auto Parts, Inc. (2)	267	42,813
AutoZone, Inc. (1)	92	106,713
Best Buy Co., Inc. (2)	942	94,530
Burlington Stores, Inc. (1)	254	65,740
CarMax, Inc. (1)	542	64,774
Chipotle Mexican Grill, Inc. (1)	149	214,858
Costco Wholesale Corp.	1,920	635,520
Darden Restaurants, Inc.	444	60,975
Dollar General Corp.	1,092	206,377
Dollar Tree, Inc. (1)	1,657	162,717
Domino’s Pizza, Inc. (2)	168	58,214
Genuine Parts Co.	581	61,208
The Home Depot, Inc.	3,884	1,003,393
Lowe’s Companies, Inc.	3,362	537,080
McDonald’s Corp.	3,024	623,367
O’Reilly Automotive, Inc. (1)	272	121,674
Ross Stores, Inc.	1,276	148,833
Starbucks Corp.	5,003	540,474
Target Corp.	1,934	354,773
The TJX Companies, Inc.	4,486	296,031
Tractor Supply Co.	426	67,717
Ulta Beauty, Inc. (1)	204	65,755
Walgreens Boots Alliance, Inc.	3,792	181,751
Walmart, Inc.	17,185	2,232,675
Yum! Brands, Inc.	1,140	118,024
		8,065,986
Semiconductors — 5.3%
Advanced Micro Devices, Inc. (1)	11,815	998,486
Analog Devices, Inc.	1,485	231,393
Applied Materials, Inc.	3,652	431,630
Broadcom, Inc.	3,011	1,414,779
Intel Corp.	17,126	1,040,918
IPG Photonics Corp. (1)	141	32,056
KLA Corp.	667	207,590

The accompanying notes are an integral part of these financial statements.

18

SoFi Select 500 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)
Semiconductors — 5.3% (Continued)
Lam Research Corp.	613	$347,687
Marvell Technology Group Ltd. (2)	13,017	628,461
Maxim Integrated Products, Inc.	984	91,679
Microchip Technology, Inc.	1,716	261,913
Micron Technology, Inc. (1)	3,469	317,518
NVIDIA Corp.	2,395	1,313,849
Qorvo, Inc. (1)	1,393	243,399
QUALCOMM, Inc.	6,554	892,589
Skyworks Solutions, Inc.	574	102,069
Teradyne, Inc.	725	93,242
Texas Instruments, Inc.	3,322	572,281
Xilinx, Inc.	1,061	138,248
		9,359,787
Software — 12.7%
Activision Blizzard, Inc.	2,769	264,744
Adobe, Inc. (1)	2,382	1,094,934
Akamai Technologies, Inc. (1)	1,019	96,296
ANSYS, Inc. (1)	377	128,553
Autodesk, Inc. (1)	3,532	974,832
Black Knight, Inc. (1)	857	65,723
Broadridge Financial Solutions, Inc.	471	67,113
Cadence Design Systems, Inc. (1)	1,738	245,214
Cerner Corp.	1,568	108,412
Citrix Systems, Inc.	534	71,332
Coupa Software, Inc. (1)	309	106,994
DocuSign, Inc. (1)	1,248	282,872
Electronic Arts, Inc.	1,288	172,553
Fidelity National Information Services, Inc.	7,103	980,214
Fiserv, Inc. (1)(2)	5,540	639,150
Intuit, Inc.	1,122	437,737
Jack Henry & Associates, Inc. (2)	273	40,524
Microsoft Corp.	32,530	7,559,321
MSCI, Inc.	341	141,351
Oracle Corp.	21,847	1,409,350
Paychex, Inc.	1,537	139,975
Paycom Software, Inc. (1)	255	95,431
RingCentral, Inc. - Class A (1)	534	201,938
salesforce.com, Inc. (1)	10,097	2,186,001
ServiceNow, Inc. (1)	3,667	1,956,198
Slack Technologies, Inc. - Class A (1)	1,099	44,982
Splunk, Inc. (1)	812	116,124
SS&C Technologies Holdings, Inc.	2,925	193,869

	Shares	Value
Software — 12.7% (Continued)
Synopsys, Inc. (1)	673	$165,026
Take-Two Interactive Software, Inc. (1)	510	94,075
Twilio, Inc. - Class A (1)(2)	461	181,118
Tyler Technologies, Inc. (1)(2)	160	74,147
Veeva Systems, Inc. - Class A (1)	658	184,312
VMware, Inc. - Class A (1)(2)	634	87,625
Workday, Inc. - Class A (1)	1,257	308,191
Zoom Video Communications, Inc. - Class A (1)	4,237	1,582,986
		22,499,217
Telecommunications — 2.2%
Arista Networks, Inc. (1)	476	133,204
AT&T, Inc.	30,567	852,513
Cisco Systems, Inc.	17,532	786,661
Corning, Inc. (2)	3,112	119,003
Juniper Networks, Inc. (2)	1,426	33,197
Lumen Technologies, Inc.	3,918	48,152
Motorola Solutions, Inc.	935	164,074
T-Mobile US, Inc. (1)	5,609	672,912
Ubiquiti, Inc.	265	84,514
Verizon Communications, Inc.	18,810	1,040,193
		3,934,423
Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	951	89,118

Transportation — 1.5%
C.H. Robinson Worldwide, Inc. (2)	482	43,790
CSX Corp.	2,860	261,833
Expeditors International of Washington, Inc.	622	57,124
FedEx Corp.	3,076	782,842
J.B. Hunt Transport Services, Inc.	419	61,539
Kansas City Southern	392	83,237
Norfolk Southern Corp.	915	230,635
Old Dominion Freight Line, Inc.	396	85,049
Union Pacific Corp.	2,507	516,342
United Parcel Service, Inc. - Class B	3,239	511,211
		2,633,602
Water — 0.1%
American Water Works Co., Inc. (2)	847	120,172
Total Common Stocks
(Cost $144,874,048)		176,831,735

The accompanying notes are an integral part of these financial statements.

19

SoFi Select 500 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Shares	Value
Short-Term Investments — 0.2%
Money Market Funds — 0.2%
First American Government Obligations Fund - Class X, 0.036% (4)	311,077	$311,077
Total Short-Term Investments
(Cost $311,077)		311,077

Investments Purchased With Collateral From Securities Lending — 2.8%
Mount Vernon Liquid Assets Portfolio, LLC, 0.130% (4)	5,073,884	5,073,884
Total Investments Purchased With Collateral From Securities Lending
(Cost $5,073,884)		5,073,884

Total Investments in Securities — 102.9%
(Cost $150,259,009)		182,216,696
Liabilities in Excess of Other Assets — (2.9)%		(5,146,342)
Total Net Assets — 100.0%		$177,070,354

(1)	Non-income producing security.
(2)

This security or a portion of this security was out on loan as of February 28, 2021. Total loaned securities had a value of $4,997,369 or 2.8% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)	Does not round to 0.1% or (0.1)%, as applicable.
(4)	The rate shown is the annualized seven-day effective yield as of February 28, 2021.

The accompanying notes are an integral part of these financial statements.

20

SoFi Next 500 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021

	Shares	Value
Common Stocks — 99.9%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	1,798	$46,964

Aerospace & Defense — 0.5%
Aerojet Rocketdyne Holdings, Inc.	435	22,302
HEICO Corp. (2)	289	36,350
Hexcel Corp.	397	21,343
Mercury Systems, Inc. (1)	407	26,602
Spirit AeroSystems Holdings, Inc.	417	17,860
		124,457
Agriculture — 0.5%
Bunge Ltd.	374	28,641
Darling Ingredients, Inc. (1)	1,364	85,986
		114,627
Airlines — 0.5%
Alaska Air Group, Inc.	637	41,418
American Airlines Group, Inc.	1,911	40,016
JetBlue Airways Corp. (1)	1,741	32,087
		113,521
Apparel — 0.9%
Carter’s, Inc.	198	16,527
Columbia Sportswear Co. (2)	374	38,548
Deckers Outdoor Corp. (1)	133	43,373
Hanesbrands, Inc.	1,539	27,225
Ralph Lauren Corp. - Class A	247	28,919
Skechers USA, Inc. - Class A (1)	639	23,387
Tapestry, Inc.	1,262	53,181
		231,160
Auto Manufacturers — 0.1%
Navistar International Corp. (1)	376	16,567

Auto Parts & Equipment — 0.6%
Allison Transmission Holdings, Inc.	491	18,619
BorgWarner, Inc.	869	39,105
Gentex Corp.	1,149	40,651
Lear Corp. (2)	235	39,031
		137,406
Banks — 3.2%
Bank of Hawaii Corp.	190	16,625
Bank OZK	561	23,125
BOK Financial Corp.	358	30,810
Comerica, Inc.	605	41,201

	Shares	Value
Banks — 3.2% (Continued)
Commerce Bancshares, Inc. (2)	547	$40,495
Community Bank System, Inc.	263	18,723
Cullen/Frost Bankers, Inc.	281	29,336
East West Bancorp, Inc.	593	42,791
First Financial Bankshares, Inc.	712	31,798
First Hawaiian, Inc.	644	17,961
First Horizon National Corp.	1,445	23,409
FNB Corp.	1,645	19,460
Glacier Bancorp, Inc.	456	24,715
Home BancShares, Inc.	723	17,670
Pinnacle Financial Partners, Inc.	367	29,789
Prosperity Bancshares, Inc.	472	34,678
Signature Bank (2)	250	54,585
Synovus Financial Corp.	790	33,425
TCF Financial Corp.	1,093	48,988
UMB Financial Corp. (2)	254	21,430
Umpqua Holdings Corp.	1,085	18,521
United Bankshares, Inc.	495	18,290
Valley National Bancorp	2,197	26,913
Webster Financial Corp.	414	22,898
Western Alliance Bancorp	491	44,931
Wintrust Financial Corp.	283	20,846
Zions Bancorp N.A.	742	39,452
		792,865
Beverages — 0.2%
The Boston Beer Co., Inc. - Class A (1)	53	54,522

Biotechnology — 3.1%
ACADIA Pharmaceuticals, Inc. (1)	962	47,109
Acceleron Pharma, Inc. (1)	317	43,163
Amicus Therapeutics, Inc. (1)	1,936	23,774
Arrowhead Pharmaceuticals, Inc. (1)	1,133	90,255
Bluebird Bio, Inc. (1)	233	7,246
Blueprint Medicines Corp. (1)	306	30,055
ChemoCentryx, Inc. (1)	222	15,060
Emergent BioSolutions, Inc. (1)	467	44,832
Exelixis, Inc. (1)	1,192	25,819
FibroGen, Inc. (1)	476	23,814
Guardant Health, Inc. (1)	481	70,794
Halozyme Therapeutics, Inc. (1)	1,437	65,024
Ionis Pharmaceuticals, Inc. (1)	674	35,318
Mirati Therapeutics, Inc. (1)	141	28,330
Nektar Therapeutics (1)(2)	597	13,546
NeoGenomics, Inc. (1)	1,144	58,310
PTC Therapeutics, Inc. (1)	271	15,474

The accompanying notes are an integral part of these financial statements.

21

SoFi Next 500 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)
Biotechnology — 3.1% (Continued)
Ultragenyx Pharmaceutical, Inc. (1)	306	$43,311
United Therapeutics Corp. (1)	557	93,119
		774,353
Building Materials — 1.0%
Armstrong World Industries, Inc.	274	23,449
Eagle Materials, Inc.	259	32,473
Fortune Brands Home & Security, Inc.	634	52,711
Lennox International, Inc.	177	49,519
Owens Corning	465	37,674
Trex Co., Inc. (1)(2)	481	44,079
		239,905
Chemicals — 1.6%
Ashland Global Holdings, Inc.	524	44,079
Axalta Coating Systems Ltd. (1)	1,335	36,499
Balchem Corp.	188	22,440
CF Industries Holdings, Inc.	1,333	60,358
Huntsman Corp.	984	26,863
The Mosaic Co.	1,276	37,514
Olin Corp.	643	19,895
RPM International, Inc.	792	63,075
Valvoline, Inc.	870	21,715
W.R. Grace & Co.	373	22,104
Westlake Chemical Corp.	509	43,565
		398,107
Commercial Services — 5.4%
ADT, Inc.	4,389	33,400
AMERCO	99	56,897
ASGN, Inc. (1)(2)	191	17,757
Avalara, Inc. (1)	548	86,003
Bright Horizons Family Solutions, Inc. (1)	287	45,823
The Brink’s Co.	1,334	102,491
Chegg, Inc. (1)	2,856	275,690
CoreLogic, Inc.	452	38,266
Euronet Worldwide, Inc. (1)	280	42,087
FTI Consulting, Inc. (1)	245	28,065
Grand Canyon Education, Inc. (1)	222	23,241
H&R Block, Inc.	897	17,249
HealthEquity, Inc. (1)(2)	303	24,952
LiveRamp Holdings, Inc. (1)	199	12,569
Macquarie Infrastructure Corp.	484	15,169
ManpowerGroup, Inc.	253	23,893
Nielsen Holdings PLC	3,522	78,928
Paylocity Holding Corp. (1)	296	56,592

	Shares	Value
Commercial Services — 5.4% (Continued)
Quanta Services, Inc.	820	$68,757
Robert Half International, Inc.	526	40,918
Service Corp. International	894	42,698
Strategic Education, Inc.	438	39,823
Terminix Global Holdings, Inc. (1)	939	42,264
TriNet Group, Inc. (1)	346	27,774
WEX, Inc. (1)	375	78,131
		1,319,437
Computers — 3.9%
CACI International, Inc. (1)	139	30,766
Cognyte Software Ltd. (1)	1,241	35,828
Crowdstrike Holdings, Inc. - Class A (1)	939	202,824
DXC Technology Co.	1,076	27,137
Genpact Ltd.	1,083	43,797
Lumentum Holdings, Inc. (1)(2)	2,434	219,060
MAXIMUS, Inc.	364	29,586
NCR Corp. (1)	2,369	82,346
Parsons Corp. (1)(2)	470	16,798
Perspecta, Inc.	980	28,616
Pure Storage, Inc. (1)(2)	1,865	43,604
Qualys, Inc. (1)(2)	265	25,747
Science Applications International Corp.	422	36,347
Zscaler, Inc. (1)	714	146,391
		968,847
Cosmetics & Personal Care — 0.1%
Coty, Inc.	4,256	32,643

Distribution & Wholesale — 0.8%
IAA, Inc. (1)	585	34,299
Pool Corp.	182	60,928
SiteOne Landscape Supply, Inc. (1)	167	26,471
Univar Solutions, Inc. (1)	1,235	24,589
Watsco, Inc.	160	38,896
		185,183
Diversified Financial Services — 4.2%
Affiliated Managers Group, Inc.	1,612	225,632
Air Lease Corp.	537	24,627
Ally Financial, Inc.	1,790	74,285
Ares Management Corp.	1,453	75,527
Credit Acceptance Corp. (1)(2)	76	27,590
Eaton Vance Corp.	619	45,230
Evercore, Inc. - Class A	185	22,157
Interactive Brokers Group, Inc. - Class A	377	27,291
Invesco Ltd.	3,261	73,112
Jefferies Financial Group, Inc.	2,229	64,730

The accompanying notes are an integral part of these financial statements.

22

SoFi Next 500 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)
Diversified Financial Services — 4.2% (Continued)
Lazard Ltd.	531	$20,544
LendingTree, Inc. (1)(2)	60	16,132
LPL Financial Holdings, Inc.	343	45,118
OneMain Holdings, Inc.	910	42,688
Santander Consumer USA Holdings, Inc.	1,297	32,425
SEI Investments Co.	742	41,552
SLM Corp.	1,888	29,812
Stifel Financial Corp.	528	32,250
Tradeweb Markets, Inc. - Class A	668	48,624
Virtu Financial, Inc. - Class A	2,556	69,702
		1,039,028
Electric — 1.5%
ALLETE, Inc.	283	17,583
Avista Corp.	410	16,486
Black Hills Corp.	351	20,765
Hawaiian Electric Industries, Inc.	643	22,479
IDACORP, Inc.	282	24,320
NorthWestern Corp.	282	16,491
NRG Energy, Inc.	4,133	150,896
OGE Energy Corp.	1,130	33,075
Ormat Technologies, Inc.	254	21,760
PNM Resources, Inc.	668	32,071
Portland General Electric Co.	557	23,483
		379,409
Electrical Components & Equipment — 1.3%
Acuity Brands, Inc.	187	23,057
Energizer Holdings, Inc. (2)	945	39,501
EnerSys	203	18,327
Generac Holdings, Inc. (1)(2)	329	108,425
Littelfuse, Inc.	112	29,145
Universal Display Corp.	426	90,180
		308,635
Electronics — 2.5%
Allegion PLC	453	49,277
Arrow Electronics, Inc. (1)	673	67,475
Avnet, Inc.	1,011	38,489
Coherent, Inc. (1)	209	50,566
FLIR Systems, Inc. (2)	630	33,642
Hubbell, Inc.	289	51,300
Jabil, Inc.	1,258	54,308
National Instruments Corp.	703	31,213
nVent Electric PLC	966	25,367
Sensata Technologies Holding PLC (1)	775	44,400

	Shares	Value
Electronics — 2.5% (Continued)
SYNNEX Corp.	264	$23,538
Trimble, Inc. (1)	1,593	118,105
Woodward, Inc.	329	37,578
		625,258
Energy - Alternate Sources — 1.8%
Enphase Energy, Inc. (1)	1,805	317,788
First Solar, Inc. (1)(2)	1,087	88,069
NextEra Energy Partners LP	347	25,206
		431,063
Engineering & Construction — 0.6%
AECOM (1)	446	25,819
EMCOR Group, Inc.	313	30,477
Exponent, Inc.	310	29,906
frontdoor, Inc. (1)	415	21,733
MasTec, Inc. (1)	388	33,659
		141,594
Entertainment — 0.7%
Churchill Downs, Inc.	185	42,667
Marriott Vacations Worldwide Corp.	446	75,691
Vail Resorts, Inc.	191	59,053
		177,411
Environmental Control — 0.7%
Clean Harbors, Inc. (1)	309	26,311
Pentair PLC	802	44,856
Stericycle, Inc. (1)(2)	659	42,749
Tetra Tech, Inc. (2)	346	47,876
		161,792
Food — 2.7%
Beyond Meat, Inc. (1)(2)	592	86,124
Flowers Foods, Inc.	1,322	28,754
Grocery Outlet Holding Corp. (1)	952	34,263
The Hain Celestial Group, Inc. (1)(2)	4,073	171,799
Ingredion, Inc.	347	31,299
Lamb Weston Holdings, Inc.	697	55,600
Lancaster Colony Corp.	139	24,279
Performance Food Group Co. (1)	749	40,626
Pilgrim’s Pride Corp. (1)(2)	1,596	35,734
Post Holdings, Inc. (1)	601	57,732
Sanderson Farms, Inc.	454	69,235
US Foods Holding Corp. (1)	1,135	41,382
		676,827

The accompanying notes are an integral part of these financial statements.

23

SoFi Next 500 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)
Food Service — 0.2%
Aramark	1,151	$42,725

Gas — 0.5%
National Fuel Gas Co.	444	20,175
ONE Gas, Inc.	321	21,497
Southwest Gas Holdings, Inc.	339	21,137
Spire, Inc.	301	19,992
UGI Corp.	1,192	45,666
		128,467
Hand & Machine Tools — 0.4%
Lincoln Electric Holdings, Inc.	291	34,370
MSA Safety, Inc.	189	30,427
Regal Beloit Corp.	176	24,054
		88,851
Healthcare - Products — 5.1%
Adaptive Biotechnologies Corp. (1)	486	27,493
Avantor, Inc. (1)(2)	8,993	250,635
Bio-Techne Corp.	225	81,380
Bruker Corp.	827	50,430
Globus Medical, Inc. - Class A (1)	397	24,813
Haemonetics Corp. (1)	520	65,780
Hill-Rom Holdings, Inc.	547	58,348
ICU Medical, Inc. (1)	224	46,480
Integra LifeSciences Holdings Corp. (1)(2)	1,026	70,117
LivaNova PLC (1)(2)	456	35,358
Natera, Inc. (1)(2)	384	44,579
Neogen Corp. (1)	271	22,200
Nevro Corp. (1)	135	22,299
NuVasive, Inc. (1)	787	47,480
Omnicell, Inc. (1)	302	38,324
Penumbra, Inc. (1)(2)	646	183,742
Quidel Corp. (1)	204	33,509
Repligen Corp. (1)	481	102,160
Tandem Diabetes Care, Inc. (1)	519	49,819
		1,254,946
Healthcare - Services — 1.7%
Amedisys, Inc. (1)	209	53,011
Charles River Laboratories International, Inc. (1)	263	75,255
Chemed Corp.	89	39,624
Encompass Health Corp.	596	47,942
LHC Group, Inc. (1)	236	42,883

	Shares	Value
Healthcare - Services — 1.7% (Continued)
Medpace Holdings, Inc. (1)	235	$38,171
Syneos Health, Inc. (1)	1,694	131,031
		427,917
Home Builders — 0.2%
Thor Industries, Inc.	238	27,860
Toll Brothers, Inc.	470	25,108
		52,968
Home Furnishings — 0.3%
Dolby Laboratories, Inc. - Class A	344	33,585
Leggett & Platt, Inc.	656	28,385
		61,970
Household Products & Wares — 0.4%
Avery Dennison Corp.	485	84,977
Helen of Troy Ltd. (1)	118	25,582
		110,559
Housewares — 1.3%
Newell Brands, Inc.	5,696	131,976
The Scotts Miracle-Gro Co.	911	194,180
		326,156
Insurance — 4.2%
American Financial Group, Inc.	548	58,472
Assurant, Inc.	488	60,131
Assured Guaranty Ltd.	390	17,246
Athene Holding Ltd. (1)	1,490	67,929
Axis Capital Holdings Ltd.	1,623	82,010
Brighthouse Financial, Inc. (1)	483	19,267
eHealth, Inc. (1)	608	36,127
Equitable Holdings, Inc. (2)	2,422	71,619
Erie Indemnity Co. - Class A	248	60,041
Essent Group Ltd.	497	20,491
Fidelity National Financial, Inc.	1,642	62,856
First American Financial Corp.	546	28,687
The Hanover Insurance Group, Inc.	246	28,376
Kemper Corp.	644	48,699
Lincoln National Corp.	1,235	70,235
MGIC Investment Corp.	1,518	18,489
Old Republic International Corp.	2,310	44,652
Primerica, Inc.	213	30,082
Radian Group, Inc.	915	18,666
Reinsurance Group of America, Inc.	395	48,281
RLI Corp.	341	35,580
Selective Insurance Group, Inc.	386	26,182

The accompanying notes are an integral part of these financial statements.

24

SoFi Next 500 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)
Insurance — 4.2% (Continued)
Unum Group	1,555	$41,176
Voya Financial, Inc.	732	44,125
		1,039,419
Internet — 3.1%
Anaplan, Inc. (1)	730	47,443
Chewy, Inc. - Class A (1)(2)	454	46,108
Cogent Communications Holdings, Inc.	333	19,930
Etsy, Inc. (1)	532	117,184
Grubhub, Inc. (1)	261	16,722
Match Group, Inc. (1)	400	61,140
Pinterest, Inc. - Class A (1)	984	79,291
Proofpoint, Inc. (1)	485	58,646
Q2 Holdings, Inc. (1)(2)	229	27,911
TripAdvisor, Inc. - Class A (2)	508	25,207
Wayfair, Inc. - Class A (1)(2)	154	44,503
Zendesk, Inc. (1)	874	127,726
Zillow Group, Inc. - Class C (1)	543	87,602
		759,413
Investment Companies — 0.2%
Owl Rock Capital Corp.	3,965	55,431

Iron & Steel — 0.3%
Reliance Steel & Aluminum Co.	296	39,131
Steel Dynamics, Inc.	856	35,593
		74,724
Leisure Time — 0.8%
Brunswick Corp. (2)	1,246	110,109
Harley-Davidson, Inc.	629	22,436
Planet Fitness, Inc. - Class A (1)	467	40,204
Polaris, Inc.	271	31,913
		204,662
Lodging — 0.2%
Choice Hotels International, Inc.	267	28,000
Wyndham Hotels & Resorts, Inc.	469	30,617
		58,617
Machinery - Construction & Mining — 0.3%
BWX Technologies, Inc.	481	27,903
Oshkosh Corp.	338	35,828
		63,731
Machinery - Diversified — 2.5%
AGCO Corp.	420	54,382
Cognex Corp.	704	58,143
Colfax Corp. (1)(2)	3,913	173,541
Crane Co.	413	34,634

	Shares	Value
Machinery - Diversified — 2.5% (Continued)
Curtiss-Wright Corp.	224	$24,750
Flowserve Corp.	869	32,153
Gates Industrial Corp. PLC (1)	1,648	24,720
Graco, Inc.	845	58,601
The Middleby Corp. (1)	266	38,945
Nordson Corp.	295	56,761
The Toro Co.	632	63,687
		620,317
Media — 1.2%
Discovery, Inc. - Class A (1)(2)	1,611	85,431
Fox Corp. - Class A	1,793	59,725
The New York Times Co. - Class A	710	36,331
News Corp. - Class A	3,565	83,599
Nexstar Media Group, Inc.	299	41,128
		306,214
Metal Fabricate & Hardware — 0.5%
RBC Bearings, Inc. (1)	138	27,470
Rexnord Corp.	903	40,590
The Timken Co.	348	27,266
Valmont Industries, Inc.	126	29,803
		125,129
Mining — 0.3%
Royal Gold, Inc. (2)	711	73,738

Miscellaneous Manufacturers — 2.2%
A.O. Smith Corp. - Class A	583	34,613
Axon Enterprise, Inc. (1)	2,322	384,268
Carlisle Companies, Inc.	321	46,625
Donaldson Co., Inc.	599	35,287
ITT, Inc.	437	36,262
		537,055
Office & Business Equipment — 0.2%
Xerox Holdings Corp.	1,450	36,946

Oil & Gas — 1.1%
Apache Corp.	634	12,509
Cimarex Energy Co.	465	26,965
Continental Resources, Inc.	1,204	29,113
Devon Energy Corp.	1,982	42,692
Diamondback Energy, Inc. (2)	969	67,132
EQT Corp.	1,973	35,100
Helmerich & Payne, Inc.	237	6,809
HollyFrontier Corp.	607	22,993
Marathon Oil Corp.	2,168	24,065
		267,378

The accompanying notes are an integral part of these financial statements.

25

SoFi Next 500 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)
Oil & Gas Services — 0.1%
NOV, Inc.	859	$12,971

Packaging & Containers — 1.2%
AptarGroup, Inc.	373	48,516
Berry Global Group, Inc. (1)(2)	720	39,888
Crown Holdings, Inc.	777	74,250
Graphic Packaging Holding Co.	1,640	26,027
Sealed Air Corp.	1,261	52,836
Silgan Holdings, Inc.	611	22,949
Sonoco Products Co.	536	31,930
		296,396
Pharmaceuticals — 3.2%
Agios Pharmaceuticals, Inc. (1)	407	19,308
Alkermes PLC (1)	872	16,603
Herbalife Nutrition Ltd. (1)	763	34,320
Horizon Therapeutics PLC (1)	2,733	248,457
Jazz Pharmaceuticals PLC (1)	326	54,781
Neurocrine Biosciences, Inc. (1)	2,244	245,741
Perrigo Co. PLC	1,490	60,136
PRA Health Sciences, Inc. (1)	463	68,251
Reata Pharmaceuticals, Inc. - Class A (1)	77	9,414
Sarepta Therapeutics, Inc. (1)	338	29,426
		786,437
Private Equity — 0.9%
Apollo Global Management, Inc. - Class A	4,502	222,669

Real Estate — 0.3%
The Howard Hughes Corp. (1)	238	22,579
Jones Lang LaSalle, Inc.	288	50,106
		72,685
Real Estate Investment Trusts (REITs) — 7.3%
AGNC Investment Corp.	9,130	146,354
Agree Realty Corp. (2)	343	22,144
American Campus Communities, Inc.	744	30,474
American Homes 4 Rent - Class A	1,432	44,592
Americold Realty Trust	1,795	62,897
Apartment Income REIT Corp.	686	28,044
Blackstone Mortgage Trust, Inc.	753	21,987
Brixmor Property Group, Inc. (2)	1,157	22,770
Camden Property Trust	580	60,407
CoreSite Realty Corp.	187	22,760
Corporate Office Properties Trust (2)	875	22,750

	Shares	Value
Real Estate Investment Trusts (REITs) — 7.3% (Continued)
Cousins Properties, Inc. (2)	1,149	$38,537
CubeSmart	1,122	41,469
CyrusOne, Inc. (2)	1,913	125,550
Douglas Emmett, Inc.	1,521	49,813
EastGroup Properties, Inc.	215	29,264
Equity Commonwealth	633	17,857
Federal Realty Investment Trust	380	38,444
First Industrial Realty Trust, Inc.	629	26,864
Gaming and Leisure Properties, Inc. (2)	1,264	56,122
Healthcare Realty Trust, Inc.	609	17,576
Healthcare Trust of America, Inc. (2)	1,132	30,745
Highwoods Properties, Inc. (2)	529	21,139
Hudson Pacific Properties, Inc.	777	19,883
JBG SMITH Properties	705	22,384
Kilroy Realty Corp.	604	38,330
Kimco Realty Corp.	1,714	31,418
Lamar Advertising Co. - Class A	408	35,329
Life Storage, Inc.	395	33,140
Medical Properties Trust, Inc.	2,669	57,624
MGM Growth Properties, LLC - Class A	883	29,157
National Retail Properties, Inc.	914	40,070
New Residential Investment Corp.	1,482	15,235
Omega Healthcare Investors, Inc.	1,424	52,887
Physicians Realty Trust	1,136	19,312
PS Business Parks, Inc.	130	18,832
QTS Realty Trust, Inc. - Class A (2)	967	60,070
Rayonier, Inc.	541	17,658
Rexford Industrial Realty, Inc.	593	28,298
Sabra Health Care REIT, Inc. (2)	1,411	24,297
SL Green Realty Corp.	380	26,247
STAG Industrial, Inc. - Class A	754	23,789
Starwood Property Trust, Inc.	1,759	40,158
STORE Capital Corp.	1,199	40,094
Terreno Realty Corp.	349	19,558
VEREIT, Inc.	925	36,075
VICI Properties, Inc.	2,782	79,287
		1,787,691
Retail — 3.6%
AutoNation, Inc. (1)	343	25,732
BJ’s Wholesale Club Holdings, Inc. (1)	851	34,193
Carvana Co. - Class A (1)(2)	228	64,638
Casey’s General Stores, Inc.	198	39,988
Cracker Barrel Old Country Store, Inc.	124	19,204
FirstCash, Inc.	208	13,170

The accompanying notes are an integral part of these financial statements.

26

SoFi Next 500 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)
Retail — 3.6% (Continued)
Five Below, Inc. (1)	276	$51,369
Floor & Decor Holdings, Inc. (1)	462	43,931
Foot Locker, Inc.	465	22,362
Freshpet, Inc. (1)	1,435	223,688
L Brands, Inc.	1,433	78,328
MSC Industrial Direct Co., Inc. - Class A	222	19,121
Murphy USA, Inc.	152	18,947
Nordstrom, Inc. (2)	616	22,453
Ollie’s Bargain Outlet Holdings, Inc. (1)	301	24,887
Penske Automotive Group, Inc.	331	22,501
Qurate Retail, Inc. - Series A	3,074	38,179
Texas Roadhouse, Inc.	361	32,808
The Wendy’s Co.	853	17,427
Williams-Sonoma, Inc.	307	40,306
Wingstop, Inc. (2)	169	23,009
		876,241
Savings & Loans — 0.6%
Investors Bancorp, Inc.	1,384	18,462
New York Community Bancorp, Inc.	2,492	30,427
People’s United Financial, Inc.	2,305	41,352
Sterling Bancorp	907	19,800
TFS Financial Corp.	1,349	26,346
		136,387
Semiconductors — 2.8%
Cirrus Logic, Inc. (1)	383	31,322
CMC Materials, Inc.	264	45,012
Cree, Inc. (1)(2)	536	60,815
Entegris, Inc.	720	75,751
Inphi Corp. (1)	555	91,347
MKS Instruments, Inc.	288	47,491
Monolithic Power Systems, Inc.	297	111,232
ON Semiconductor Corp. (1)	2,284	91,977
Semtech Corp. (1)	559	40,980
Silicon Laboratories, Inc. (1)	671	104,502
		700,429
Shipbuilding — 0.2%
Huntington Ingalls Industries, Inc.	233	40,987

Software — 11.6%
ACI Worldwide, Inc. (1)	863	33,018
Alteryx, Inc. - Class A (1)	456	43,594
Aspen Technology, Inc. (1)	397	59,752
Blackbaud, Inc.	909	62,557

	Shares	Value
Software — 11.6% (Continued)
Blackline, Inc. (1)	483	$59,902
CDK Global, Inc.	543	27,226
Ceridian HCM Holding, Inc. (1)	1,299	116,468
Concentrix Corp. (1)	259	31,989
Dropbox, Inc. - Class A (1)(2)	5,995	135,157
Dynatrace, Inc. (1)	784	39,012
Elastic NV (1)	341	45,827
Envestnet, Inc. (1)(2)	714	45,710
Everbridge, Inc. (1)(2)	142	21,759
Fair Isaac Corp. (1)	143	65,430
Five9, Inc. (1)(2)	1,308	242,294
Guidewire Software, Inc. (1)	976	108,326
HubSpot, Inc. (1)	368	189,520
J2 Global, Inc. (2)	374	41,656
Manhattan Associates, Inc. (1)	268	32,951
Medallia, Inc. (1)(2)	777	31,368
MongoDB, Inc. - Class A (1)(2)	257	99,184
New Relic, Inc. (1)	280	17,119
Nuance Communications, Inc. (1)(2)	2,577	114,934
Nutanix, Inc. - Class A (1)	621	18,807
Pegasystems, Inc. (2)	161	21,308
PTC, Inc. (1)	3,603	493,395
RealPage, Inc. (1)(2)	1,038	90,078
Smartsheet, Inc. (1)(2)	537	37,187
SolarWinds Corp. (1)(2)	11,288	182,753
Teradata Corp. (1)(2)	2,037	81,684
Verint Systems, Inc. (1)	1,241	61,169
Zynga, Inc. (1)	19,362	215,886
		2,867,020
Telecommunications — 1.3%
Acacia Communications, Inc. (1)	890	102,341
Ciena Corp. (1)	1,163	60,674
Iridium Communications, Inc. (1)	310	11,876
ViaSat, Inc. (1)(2)	2,617	133,833
		308,724
Textiles — 0.2%
Mohawk Industries, Inc. (1)	312	54,597

Toys, Games & Hobbies — 0.2%
Mattel, Inc. (1)	2,830	57,166

Transportation — 0.5%
Kirby Corp. (1)	392	24,524
Knight-Swift Transportation Holdings, Inc.	752	32,486
Landstar System, Inc.	177	28,345

The accompanying notes are an integral part of these financial statements.

27

SoFi Next 500 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)
Transportation — 0.5% (Continued)
XPO Logistics, Inc. (1)(2)	435	$50,721
		136,076
Water — 0.1%
American States Water Co.	239	17,459
Total Common Stocks
(Cost $18,900,896)		24,582,849

Preferred Stocks — 0.0% (3)
Retail — 0.0% (3)
Qurate Retail, Inc., 8.000%, 3/15/2031	59	5,819
Total Preferred Stocks
(Cost $7,365)		5,819

Escrow Units — 0.0% (3)
Healthcare - Products — 0.0% (3)
Wright Medical Group N.V. (1)	776	—
Total Escrow Units
(Cost $0)		—

	Shares	Value
Short-Term Investments — 0.2%
Money Market Funds — 0.2%
First American Government Obligations Fund - Class X, 0.036% (4)	38,733	$38,733
Total Short-Term Investments
(Cost $38,733)		38,733

Investments Purchased With Collateral From Securities Lending — 16.0%
Mount Vernon Liquid Assets Portfolio, LLC, 0.130% (4)	3,948,902	3,948,902
Total Investments Purchased With Collateral From Securities Lending
(Cost $3,948,902)		3,948,902

Total Investments in Securities — 116.1%
(Cost $22,895,896)		28,576,303
Liabilities in Excess of Other Assets — (16.1)%		(3,957,462)
Total Net Assets — 100.0%		$24,618,841

(1)	Non-income producing security.
(2)

This security or a portion of this security was out on loan as of February 28, 2021. Total loaned securities had a value of $3,876,417 or 15.7% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)	Does not round to 0.1% or (0.1)%, as applicable.
(4)	The rate shown is the annualized seven-day effective yield as of February 28, 2021.

The accompanying notes are an integral part of these financial statements.

28

SoFi 50 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021

	Shares	Value
Common Stocks — 99.9%
Aerospace & Defense — 3.0%
The Boeing Co.	1,684	$357,025

Airlines — 7.0%
American Airlines Group, Inc.	10,616	222,299
Delta Air Lines, Inc.	9,162	439,227
Southwest Airlines Co.	2,756	160,206
		821,732
Apparel — 0.5%
Nike, Inc. - Class B	409	55,125

Auto Manufacturers — 12.4%
Ford Motor Co.	13,670	159,939
NIO, Inc. - Class A (1)(2)	10,571	483,940
Tesla, Inc. (1)	1,198	809,249
		1,453,128
Beverages — 0.8%
The Coca-Cola Co.	1,872	91,709

Biotechnology — 2.5%
Moderna, Inc. (1)	1,914	296,306

Commercial Services — 3.6%
PayPal Holdings, Inc. (1)	581	150,973
Square, Inc. - Class A (1)	1,170	269,135
		420,108
Computers — 7.5%
Apple, Inc.	7,298	884,956

Diversified Financial Services — 0.5%
Visa, Inc. - Class A	269	57,133

Entertainment — 3.0%
AMC Entertainment Holdings, Inc. (2)	43,952	352,056

Food — 0.8%
Beyond Meat, Inc. (1)(2)	680	98,927

Household Products & Wares — 0.2%
Cronos Group, Inc. (1)(2)	2,124	22,196

Insurance — 1.4%
Berkshire Hathaway, Inc. - Class B (1)	680	163,547

	Shares	Value
Internet — 19.5%
Alibaba Group Holding Ltd. (1)	1,206	$286,739
Alphabet, Inc. - Class A (1)	117	236,563
Amazon.com, Inc. (1)	296	915,507
Facebook, Inc. - Class A (1)	659	169,772
Netflix, Inc. (1)	342	184,287
Roku, Inc. - Class A (1)	296	117,062
Shopify, Inc. - Class A (1)	228	292,061
Uber Technologies, Inc. (1)	1,766	91,390
		2,293,381
Leisure Time — 3.5%
Carnival Corp. (2)	9,529	254,901
Virgin Galactic Holdings, Inc. - Class A (1)	4,212	156,813
		411,714
Media — 4.4%
The Walt Disney Co.	2,760	521,750

Miscellaneous Manufacturers — 1.3%
3M Co.	256	44,815
General Electric Co.	8,176	102,527
		147,342
Oil & Gas — 1.6%
Exxon Mobil Corp. (2)	3,346	181,922

Pharmaceuticals — 5.9%
Aurora Cannabis, Inc. (1)(2)	11,662	122,684
Canopy Growth Corp. (1)(2)	2,323	76,078
Johnson & Johnson	643	101,890
Pfizer, Inc.	6,122	205,026
Sundial Growers, Inc. (1)	142,260	189,206
		694,884
Retail — 4.7%
Costco Wholesale Corp.	325	107,575
GameStop Corp. (2)	1,650	167,871
Starbucks Corp.	1,197	129,312
Target Corp.	356	65,304
Walmart, Inc.	665	86,397
		556,459
Semiconductors — 4.5%
Advanced Micro Devices, Inc. (1)	2,299	194,289
NVIDIA Corp.	606	332,439
		526,728

The accompanying notes are an integral part of these financial statements.

29

SoFi 50 ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Shares	Value
Common Stocks — 99.9% (Continued)
Software — 8.6%
BlackBerry Ltd. (1)	9,339	$93,857
Microsoft Corp.	2,299	534,242
Slack Technologies, Inc. - Class A (1)	3,952	161,755
Zoom Video Communications, Inc. - Class A (1)	594	221,924
		1,011,778
Telecommunications — 2.7%
AT&T, Inc.	6,674	186,138
Nokia Oyj	34,400	134,848
		320,986
Total Common Stocks
(Cost $11,651,386)		11,740,892

Short-Term Investments — 0.1%
Money Market Funds — 0.1%
First American Government Obligations Fund - Class X, 0.036% (3)	13,772	13,772
Total Short-Term Investments
(Cost $13,772)		13,772

	Shares	Value
Investments Purchased With Collateral From Securities Lending — 13.2%
Mount Vernon Liquid Assets Portfolio, LLC, 0.130% (3)	1,548,990	$1,548,990
Total Investments Purchased With Collateral From Securities Lending
(Cost $1,548,990)		1,548,990

Total Investments in Securities — 113.2%
(Cost $13,214,148)		13,303,654
Liabilities in Excess of Other Assets — (13.2)%		(1,552,670)
Total Net Assets — 100.0%		$11,750,984

(1)	Non-income producing security.
(2)

This security or a portion of this security was out on loan as of February 28, 2021. Total loaned securities had a value of $1,486,321 or 12.6% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)	The rate shown is the annualized seven-day effective yield as of February 28, 2021.

The accompanying notes are an integral part of these financial statements.

30

SoFi Gig Economy ETF

SCHEDULE OF INVESTMENTS at February 28, 2021

	Shares	Value
Common Stocks — 98.8%
Applications Software — 2.5%
Materialise NV - ADR (1)	16,430	$747,729
Microsoft Corp. (1)	2,383	553,762
		1,301,491
Commercial Services — 0.4%
IWG PLC (1)	41,554	209,147

Commercial Services - Finance — 7.3%
Adyen NV (1)	176	409,312
PayPal Holdings, Inc. (1)	6,028	1,566,376
Square, Inc. - Class A (1)	7,753	1,783,423
		3,759,111
Communications Software — 0.5%
Zoom Video Communications, Inc. - Class A (1)	683	255,176

Computer Software — 6.8%
Box, Inc. - Class A (1)	6,208	113,917
Citrix Systems, Inc. (1)	682	91,101
Cloudera, Inc. (1)	13,455	217,164
Dropbox, Inc. - Class A (1)(2)	5,429	122,397
Lightspeed POS, Inc. (1)	12,343	844,508
MongoDB, Inc. (1)(2)	1,227	473,536
Slack Technologies, Inc. - Class A (1)	25,153	1,029,512
Splunk, Inc. (1)	1,682	240,543
Twilio, Inc. - Class A (1)	926	363,807
		3,496,485
Computers — 0.7%
Apple, Inc. (1)	2,879	349,107

Computers - Other — 2.2%
Stratasys Ltd. (1)	32,953	1,136,549

Data Processing & Management — 0.9%
DocuSign, Inc. (1)	2,132	483,239

E-Commerce & Products — 14.2%
Alibaba Group Holding Ltd. - ADR (1)	3,738	888,747
Amazon.com, Inc. (1)	102	315,479
eBay, Inc. (1)	12,953	730,808
Etsy, Inc. (1)	5,131	1,130,205

	Shares	Value
E-Commerce & Products — 14.2% (Continued)
Farfetch Ltd. - Class A (1)	11,758	$774,617
JD.com, Inc. - Class A - ADR (1)	11,652	1,093,773
Meituan - Class B (1)	11,105	486,726
Pinduoduo, Inc. - Class A - ADR (1)	7,155	1,224,650
Rakuten, Inc. (1)	62,208	695,417
		7,340,422
E-Commerce & Services — 18.0%
Airbnb, Inc. - Class A (1)(2)	8,807	1,817,324
Delivery Hero SE (1)	1,758	225,549
Demae-Can Co. Ltd. (1)	12,379	326,265
DoorDash, Inc. - Class A (1)(2)	911	154,405
Eventbrite, Inc. - Class A (1)(2)	18,861	374,768
Fiverr International Ltd. (1)(2)	5,302	1,431,381
Groupon, Inc. (1)	5,150	223,510
Grubhub, Inc. (1)	2,976	190,672
Lyft, Inc. - Class A (1)(2)	14,375	800,688
MercadoLibre, Inc. (1)	755	1,236,773
Uber Technologies, Inc. (1)	17,253	892,843
Upwork, Inc. (1)	30,950	1,667,586
		9,341,764
E-Marketing - Information — 2.3%
Jumia Technologies AG - ADR (1)(2)	26,927	1,193,135

Enterprise Software & Services — 1.4%
HubSpot, Inc. (1)	1,133	583,495
Workday, Inc. - Class A (1)	678	166,232
		749,727
Entertainment Software — 6.2%
HUYA, Inc. - Class A - ADR (1)(2)	49,381	1,301,190
NetEase, Inc. - ADR (1)	6,951	763,567
Sea Ltd. - Class A - ADR (1)	4,887	1,151,817
		3,216,574
Finance - Consumer Loans — 2.8%
LendingClub Corp. (1)	35,952	387,203
LendingTree, Inc. (1)(2)	3,955	1,063,381
		1,450,584
Food - Retail — 0.4%
Just Eat Takeaway.com NV (1)	1,003	96,954
Just Eat Takeaway.com NV (1)	1,229	119,162
		216,116
Internet Application Software — 3.2%
Shopify, Inc. - Class A (1)	1,275	1,633,237

The accompanying notes are an integral part of these financial statements.

31

SoFi Gig Economy ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Shares	Value
Common Stocks — 98.8% (Continued)
Internet Content - Entertainment — 13.1%
Facebook, Inc. - Class A (1)	1,885	$485,614
JOYY, Inc. - Class A - ADR (1)(2)	7,180	846,522
Pinterest, Inc. - Class A (1)	13,227	1,065,831
Snap, Inc. - Class A (1)	18,858	1,238,216
Spotify Technology SA (1)	4,676	1,437,309
Twitter, Inc. (1)	21,951	1,691,544
		6,765,036
Internet Content - Information & News — 2.6%
Tencent Holdings Ltd.	15,886	1,356,710

Metal Processors & Fabrication — 2.0%
Proto Labs, Inc. (1)	7,256	1,057,054

Recreational Vehicles — 0.3%
Camping World Holdings, Inc. - Class A (1)	5,232	163,762

Schools — 4.3%
2U, Inc. (1)(2)	31,184	1,235,822
New Oriental Education & Technology Group, Inc. - ADR (1)	5,681	1,009,059
		2,244,881
Specified Purpose Acquisition — 0.9%
TPG Pace Tech Opportunities Corp. - Class A (1)	43,938	468,818

Transport - Services — 0.4%
FedEx Corp. (1)	826	210,217

Web Hosting & Design — 0.5%
GoDaddy, Inc. - Class A (1)	3,254	263,964

	Shares	Value
Web Portals & ISPs — 4.9%
Alphabet, Inc. - Class A (1)	203	$410,448
Baidu, Inc. - Class A - ADR (1)	5,697	1,614,872
Yandex NV - Class A (1)	7,965	509,640
		2,534,960
Total Common Stocks
(Cost $43,686,628)		51,197,266

Short-Term Investments — 1.2%
Money Market Funds — 1.2%
First American Government Obligations Fund - Class X, 0.036% (3)	645,382	645,382
Total Short-Term Investments
(Cost $645,382)		645,382

Investments Purchased With Collateral From Securities Lending — 17.5%
Mount Vernon Liquid Assets Portfolio, LLC, 0.130% (3)	9,069,189	9,069,189
Total Investments Purchased With Collateral From Securities Lending
(Cost $9,069,189)		9,069,189

Total Investments in Securities — 117.5%
(Cost $53,401,199)		60,911,837
Liabilities in Excess of Other Assets — (17.5)%		(9,079,484)
Total Net Assets — 100.0%		$51,832,353

ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)

This security or a portion of this security was out on loan as of February 28, 2021. Total loaned securities had a value of $8,951,471 or 17.3% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(3)	The rate shown is the annualized seven-day effective yield as of February 28, 2021.

The accompanying notes are an integral part of these financial statements.

32

SoFi Weekly Income ETF

SCHEDULE OF INVESTMENTS at February 28, 2021

	Principal Amount	Value
Asset Backed Securities — 2.5%
Applebee’s Funding, LLC / IHOP Funding, LLC, Series 2019-1A, Class A2I
4.194%, 6/07/49	$259,350	$267,990
ITE Rail Fund Levered L.P., Series 2021-1A, Class A
2.250%, 02/28/51	100,000	100,999
ServiceMaster Funding, LLC, Series 2020-1, Class A2II
3.337%, 1/30/51	150,000	151,960
Total Asset Backed Securities
(Cost $501,568)		520,949

Convertible Bonds — 1.6%
Computers — 1.6% Western Digital Corp.
1.500%, 2/01/24 (4)	309,000	326,358
Total Convertible Bonds
(Cost $301,306)		326,358

Corporate Bonds — 86.4%
Aerospace & Defense — 0.8%
Howmet Aerospace, Inc.
6.875%, 5/01/25	150,000	174,480

Airlines — 2.4%
Delta Air Lines, Inc.
7.375%, 1/15/26	275,000	322,415
Mileage Plus Holdings, LLC / Mileage Plus Intellectual Property Assets Ltd.
6.500%, 6/20/27	170,000	185,938
		508,353
Auto Manufacturers — 1.7%
Ford Motor Co.
8.500%, 4/21/23	318,000	355,762

Auto Parts & Equipment — 0.5%
Meritor, Inc.
6.250%, 2/15/24	101,000	102,263

Banks — 5.3%
The Bank of New York Mellon Corp.
3.659% (3 Month LIBOR USD + 3.420%), 6/20/21 (1)(3)	200,000	201,270

	Principal Amount	Value
Banks — 5.3% (Continued)
CIT Group, Inc.
5.000%, 8/15/22	$150,000	$158,466
Citizens Financial Group, Inc.
6.000% (3 Month LIBOR USD + 3.003%), 7/06/23 (1)(2)(3)	290,000	301,238
Fifth Third Bancorp
4.500% (5 Year CMT Rate + 4.215%), 9/30/25 (1)(2)(3)	100,000	106,180
Natwest Group PLC
6.000% (5 Year CMT Rate + 5.625%), 12/29/25 (1)(2)(3)	200,000	222,000
Wells Fargo & Co.
3.900% (5 Year CMT Rate + 3.453%), 3/15/26 (1)(2)(3)	104,000	103,665
		1,092,819
Chemicals — 1.0%
CF Industries, Inc.
3.450%, 6/01/23	120,000	125,250
4.500%, 12/01/26	75,000	86,812
		212,062
Computers — 1.1%
Genpact Luxembourg Sarl
3.700%, 4/01/22 (4)	59,000	60,406
3.375%, 12/01/24	150,000	163,236
		223,642
Diversified Financial Services — 8.0%
AerCap Holdings N.V.
5.875% (5 Year CMT Rate + 4.535%), 10/10/79 (1)(2)	150,000	153,614
AerCap Ireland Capital D.A.C / AerCap Global Aviation Trust
4.500%, 9/15/23	150,000	162,046
Air Lease Corp.
3.375%, 7/01/25	145,000	154,297
Aircastle Ltd.
4.125%, 5/01/24	150,000	158,655
American Express Co.
3.622% (3 Month LIBOR USD + 3.428%), 5/15/2021 (1)(3)	150,000	149,415
Aviation Capital Group, LLC
5.500%, 12/15/24	154,000	173,657
Avolon Holdings Funding Ltd.
4.250%, 4/15/26	85,000	89,919
BGC Partners, Inc.
4.375%, 12/15/25	100,000	107,032

The accompanying notes are an integral part of these financial statements.

33

SoFi Weekly Income ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Principal Amount	Value
Corporate Bonds — 86.4% (Continued)
Diversified Financial Services — 8.0% (Continued)
Navient Corp.
5.500%, 1/25/23	$260,000	$269,913
OneMain Finance Corp.
8.250%, 10/01/23	150,000	171,172
SLM Corp.
4.200%, 10/29/25	70,000	73,500
		1,663,220
Electric — 1.2%
NextEra Energy Operating Partners L.P.
4.250%, 9/15/24	12,000	12,735
TransAlta Corp.
4.500%, 11/15/22	150,000	156,000
Vistra Operations Co., LLC
5.500%, 9/01/26	77,000	79,984
		248,719
Electrical Components & Equipment — 1.4%
EnerSys
5.000%, 4/30/23	270,000	283,852

Energy - Alternate Sources — 1.5%
TerraForm Power Operating, LLC
4.250%, 1/31/23	302,000	308,606

Environmental Control — 1.4%
Stericycle, Inc.
5.375%, 7/15/24	275,000	283,938

Food — 0.7%
Post Holdings, Inc.
5.000%, 8/15/26	145,000	151,398

Healthcare - Products — 1.3%
Hologic, Inc.
3.250%, 2/15/29	275,000	274,984

Healthcare Services — 2.0%
HCA, Inc.
5.875%, 5/01/23	135,000	147,515
Magellan Health, Inc.
4.900%, 9/22/24 (4)	250,000	274,531
		422,046
Home Builders — 0.8%
LGI Homes, Inc.
6.875%, 7/15/26	150,000	156,375

	Principal Amount	Value
Insurance — 3.8%
Allianz SE
3.500% (5 Year CMT Rate + 2.973%), 11/17/25 (1)(2)(3)	$200,000	$203,548
NMI Holdings, Inc.
7.375%, 6/01/25	325,000	367,719
SBL Holdings, Inc.
5.125%, 11/13/26	200,000	212,819
		784,086
Internet — 0.7%
NortonLifeLock, Inc.
5.000%, 4/15/25	146,000	148,190

Investment Companies — 8.2%
Ares Capital Corp.
2.150%, 7/15/26	208,000	205,545
BlackRock TCP Capital Corp.
3.900%, 8/23/24	175,000	185,858
Blackstone Secured Lending Fund
3.625%, 1/15/26	150,000	155,744
FS KKR Capital Corp.
4.750%, 5/15/22	270,000	280,655
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
6.250%, 2/01/22	102,000	102,051
Main Street Capital Corp.
5.200%, 5/01/24	250,000	271,303
Owl Rock Capital Corp.
4.250%, 1/15/26	150,000	159,952
Prospect Capital Corp.
5.875%, 3/15/23	180,000	191,252
Sixth Street Specialty Lending, Inc.
3.875%, 11/01/24	150,000	159,046
		1,711,406
Lodging — 2.1%
Marriott International, Inc.
5.750%, 5/01/25	240,000	277,274
Travel + Leisure Co.
3.900%, 3/01/23	152,000	155,325
		432,599
Machinery - Diversified — 0.5%
Colfax Corp.
6.000%, 2/15/24	110,000	113,712

The accompanying notes are an integral part of these financial statements.

34

SoFi Weekly Income ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Principal Amount	Value
Corporate Bonds — 86.4% (Continued)
Media — 2.6%
AMC Networks, Inc.
5.000%, 4/01/24	$104,000	$105,430
Quebecor Media, Inc.
5.750%, 1/15/23	150,000	160,313
Sirius XM Radio, Inc.
4.625%, 7/15/24	260,000	268,096
		533,839
Mining — 0.6%
Freeport-McMoRan, Inc.
4.550%, 11/14/24	115,000	126,859

Miscellaneous Manufacturers — 0.9%
General Electric Co.
3.520% (3 Month LIBOR USD + 3.330%), 6/15/21 (1)(3)	185,000	176,573

Oil & Gas — 7.6%
Apache Corp.
4.625%, 11/15/25	300,000	311,250
Cenovus Energy, Inc.
5.375%, 7/15/25	250,000	283,221
Continental Resources, Inc.
4.500%, 4/15/23	270,000	277,660
EQT Corp.
7.625%, 2/01/25 (4)	245,000	285,331
Occidental Petroleum Corp.
5.100%, 10/10/36 (5)(6)	598,000	291,525
WPX Energy, Inc.
5.750%, 6/01/26	118,000	124,224
		1,573,211
Packaging & Containers — 3.8%
Berry Global, Inc.
4.875%, 7/15/26	258,000	275,791
Graphic Packaging International, LLC
4.125%, 8/15/24	230,000	245,213
Sealed Air Corp.
5.500%, 9/15/25	145,000	161,403
Silgan Holdings, Inc.
4.750%, 3/15/25	110,000	111,636
		794,043
Pharmaceuticals — 1.3%
Elanco Animal Health, Inc.
5.272%, 8/28/23 (4)	260,000	279,987

	Principal Amount	Value
Pipelines — 7.3%
DCP Midstream Operating L.P.
3.875%, 3/15/23	$148,000	$152,810
Enable Midstream Partners L.P.
3.900%, 5/15/24 (4)	150,000	160,534
EnLink Midstream Partners L.P.
4.400%, 4/01/24	160,000	161,600
Enterprise Products Operating, LLC
4.875% (3 Month LIBOR USD + 2.986%), 8/16/77 (1)(2)	176,000	167,384
NuStar Logistics L.P.
4.750%, 2/01/22	295,000	298,968
Plains All American Pipeline L.P. / PAA Finance Corp.
3.600%, 11/01/24	150,000	160,648
Transcanada Trust
5.625% (3 Month LIBOR USD + 3.528%), 5/20/75 (1)(2)	144,000	155,448
Western Midstream Operating L.P.
4.000%, 7/01/22	250,000	255,469
		1,512,861
Private Equity — 1.3%
Owl Rock Technology Finance Corp.
4.750%, 12/15/25	250,000	268,439

Real Estate — 0.7%
Newmark Group, Inc.
6.125%, 11/15/23	142,000	155,301

Real Estate Investment Trusts (REITs) — 5.9%
Iron Mountain, Inc.
4.875%, 9/15/27	250,000	261,351
iStar, Inc.
4.750%, 10/01/24	154,000	158,316
Mack-Cali Realty L.P.
3.150%, 5/15/23	305,000	309,009
Office Properties Income Trust
4.500%, 2/01/25	125,000	133,417
Service Properties Trust
4.650%, 3/15/24	350,000	354,156
		1,216,249
Retail — 1.4%
Macy’s, Inc.
8.375%, 6/15/25	120,000	132,773
QVC, Inc.
4.850%, 4/01/24	150,000	161,437
		294,210

The accompanying notes are an integral part of these financial statements.

35

SoFi Weekly Income ETF

SCHEDULE OF INVESTMENTS at February 28, 2021 (Continued)

	Principal Amount	Value
Corporate Bonds — 86.4% (Continued)
Semiconductors — 3.3%
Amkor Technology, Inc.
6.625%, 9/15/27	$240,000	$260,700
ON Semiconductor Corp.
3.875%, 9/01/28	148,000	154,845
Qorvo, Inc.
4.375%, 10/15/29	252,000	271,727
		687,272
Telecommunications — 3.3%
Qwest Corp.
6.750%, 12/01/21	260,000	270,238
Sprint Corp.
7.875%, 9/15/23	150,000	173,370
T-Mobile USA, Inc.
2.250%, 2/15/26	250,000	249,350
		692,958
Total Corporate Bonds
(Cost $17,353,881)		17,964,314

Mortgage Backed Securities — 2.5%
Federal National Mortgage Association Interest Strips
5.000%, 1/25/43	1,567,551	243,171
4.000%, 1/25/48	1,697,652	127,925
Federal National Mortgage Association REMICS
3.000%, 3/25/28	2,347,969	149,225
Total Mortgage Backed Securities
(Cost $505,635)		520,321

Municipal Bonds — 2.2%
Metropolitan Transportation Authority
5.000%, 9/01/22	150,000	159,311
State of Illinois
4.950%, 6/01/23	283,636	294,624
Total Municipal Bonds
(Cost $441,383)		453,935

	Shares	Value
Preferred Stocks — 1.8%
Banks — 1.2%
U.S. Bancorp
3.750%, 1/15/26 (3)	11,000	$258,720

Diversified Financial Services — 0.6%
Brookfield Finance, Inc.
4.625%, 10/16/80	5,000	114,600
Total Preferred Stocks
(Cost $400,000)		373,320

Short-Term Investments — 2.8%
Money Market Funds — 2.8%
First American Government Obligations Fund - Class X, 0.036% (7)	574,373	574,373
Total Short-Term Investments
(Cost $574,373)		574,373

Total Investments in Securities — 99.8%
(Cost $20,078,146)		20,733,570
Other Assets in Excess of Liabilities — 0.2%		34,072
Total Net Assets — 100.0%		$20,767,642

CMT	Constant Maturity Treasury Rate
LIBOR	London Interbank Offered Rate
USD	United States Dollar
(1)	Variable rate security; rate shown is the rate in effect on February 28, 2021. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
(2)	Fixed-to-variable or fixed-to-float bond; rate shown is the rate in effect on February 28, 2021. An index may have a negative rate. Interest rate may also be subject to a ceiling or floor.
(3)	Perpetual call date security. Date shown is next call date.
(4)	Step-up bond; the interest rate shown is the rate in effect as of February 28, 2021.
(5)	Rate represents the annualized effective yield to maturity from the purchase price.
(6)	Zero coupon security.
(7)	The rate shown is the annualized seven-day effective yield as of February 28, 2021.

The accompanying notes are an integral part of these financial statements.

36

SoFi Funds

Statements of Assets and Liabilities at February 28, 2021

	SoFi Select 500 ETF		SoFi Next 500 ETF		SoFi 50 ETF		SoFi Gig Economy ETF		SoFi Weekly Income ETF
Assets:
Investments in securities, at value (Note 2)	$182,216,696	(1)	$28,576,303	(1)	$13,303,654	(1)	$60,911,837	(1)	$20,733,570
Cash	—		12		—		—		—
Foreign currency (cost of $— ,$— ,$— $56, and $—, respectively)	—		—		—		60		—
Receivables:
Dividends and interest receivable	173,417		14,989		8,465		4,845		250,767
Securities lending income receivable, net	364		178		615		6,329		—
Total assets	182,390,477		28,591,482		13,312,734		60,923,071		20,984,337

Liabilities:
Collateral received for securities loaned	5,073,884		3,948,902		1,548,990		9,069,189		—
Payables:
Investment securities purchased	246,239		23,739		10,206		—		207,267
Management fees, net (Note 4)	—		—		2,554		21,529		9,428
Total liabilities	5,320,123		3,972,641		1,561,750		9,090,718		216,695
Net Assets	$177,070,354		$24,618,841		$11,750,984		$51,832,353		$20,767,642

Components of Net Assets:
Paid-in capital	$149,236,850		$20,152,918		$12,546,103		$44,188,492		$20,080,921
Total distributable (accumulated) earnings (losses)	27,833,504		4,465,923		(795,119)		7,643,861		686,721
Net assets	$177,070,354		$24,618,841		$11,750,984		$51,832,353		$20,767,642

Net Asset Value (unlimited shares authorized):
Net assets	$177,070,354		$24,618,841		$11,750,984		$51,832,353		$20,767,642
Shares of beneficial interest issued and outstanding	12,700,000		1,850,000		400,000		1,250,000		200,000
Net asset value	13.94		13.31		29.38		41.47		103.84

Cost of investments	$150,259,009		$22,895,896		$13,214,148		$53,401,199		$20,078,146

(1) Includes loaned securities with value of:	$4,997,369		$3,876,417		$1,486,321		$8,951,471		$—

The accompanying notes are an integral part of these financial statements.

37

SoFi Funds

Statements of Operations For the Period Ended February 28, 2021

	SoFi Select 500 ETF	SoFi Next 500 ETF	SoFi 50 ETF	SoFi Gig Economy ETF	SoFi Weekly Income ETF (1)
Investment Income:
Dividend income (net of foreign withholding tax of $—, $40, $—, $190, and $—, respectively)	$1,584,357	$201,516	$38,761	$20,313	$4,631
Securities lending income	952	355	1,407	15,050	—
Interest income	396	29	8	132	253,987
Total investment income	1,585,705	201,900	40,176	35,495	258,618

Expenses:
Management fees (Note 4)	209,151	25,985	14,344	91,604	46,045
Total expenses	209,151	25,985	14,344	91,604	46,045
Less: Management fee wavier (Note 4)	(209,151)	(25,985)	—	—	—
Net expenses	—	—	14,344	91,604	46,045
Net investment income (loss)	1,585,705	201,900	25,832	(56,109)	212,573

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Investments	(938,576)	(693,794)	1,688,603	2,056,661	14,974
Foreign currency transactions	—	—	—	(755)	—
Change in net unrealized appreciation/depreciation on:
Investments and foreign currency translations	32,011,373	6,192,697	255,604	7,869,637	655,424
Net realized and unrealized gain (loss) on investments	31,072,797	5,498,903	1,944,207	9,925,543	670,398
Net increase (decrease) in net assets resulting from operations	$32,658,502	$5,700,803	$1,970,039	$9,869,434	$882,971

(1)	The Fund commenced operations on October 1, 2020. The information presented is from October 1, 2020 to February 28, 2021.

The accompanying notes are an integral part of these financial statements.

38

SoFi Select 500 ETF

StatementS of Changes in Net Assets

	Year Ended February 28, 2021	Period Ended February 29, 2020 (1)
Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$1,585,705	$910,564
Net realized gain (loss) on investments	(938,576)	299,872
Change in net unrealized appreciation/depreciation on investments	32,011,373	(53,686)
Net increase (decrease) in net assets resulting from operations	32,658,502	1,156,750

Distributions to Shareholders:
Net distributions to shareholders	(1,509,898)	(666,628)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	72,189,295	73,242,333
Total increase (decrease) in net assets	103,337,899	73,732,455

Net Assets:
Beginning of year/period	73,732,455	—
End of year/period	$177,070,354	$73,732,455

(1)	The Fund commenced operations on April 10, 2019. The information presented is from April 10, 2019 to February 29, 2020.
(2)	Summary of share transactions is as follows:

	Year Ended February 28, 2021		Period Ended February 29, 2020 (1)
	Shares	Value	Shares	Value
Shares sold	6,900,000	$85,547,705	8,050,000	$82,860,383	(3)
Shares redeemed	(1,300,000)	(13,358,410)	(950,000)	(9,618,050)
Net increase (decrease)	5,600,000	$72,189,295	7,100,000	$73,242,333

(3)	Net variable fees of $8.

The accompanying notes are an integral part of these financial statements.

39

SoFi Next 500 ETF

StatementS of Changes in Net Assets

	Year Ended February 28, 2021	Period Ended February 29, 2020 (1)
Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$201,900	$92,846
Net realized gain (loss) on investments	(693,794)	25,298
Change in net unrealized appreciation/depreciation on investments	6,192,697	(512,290)
Net increase (decrease) in net assets resulting from operations	5,700,803	(394,146)

Distributions to Shareholders:
Net distributions to shareholders	(192,104)	(77,082)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	9,974,455	9,606,915
Total increase (decrease) in net assets	15,483,154	9,135,687

Net Assets:
Beginning of year/period	9,135,687	—
End of year/period	$24,618,841	$9,135,687

(1)	The Fund commenced operations on April 10, 2019. The information presented is from April 10, 2019 to February 29, 2020.
(2)	Summary of share transactions is as follows:

	Year Ended February 28, 2021		Period Ended February 29, 2020 (1)
	Shares	Value	Shares	Value
Shares sold	1,200,000	$12,542,035	1,150,000	$11,604,115
Shares redeemed	(300,000)	(2,567,580)	(200,000)	(1,997,200)
Net increase (decrease)	900,000	$9,974,455	950,000	$9,606,915

The accompanying notes are an integral part of these financial statements.

40

SoFi 50 ETF

StatementS of Changes in Net Assets

	Year Ended February 28, 2021	Period Ended February 29, 2020 (1)
Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$25,832	$33,734
Net realized gain (loss) on investments	1,688,603	691
Change in net unrealized appreciation/depreciation on investments	255,604	(166,098)
Net increase (decrease) in net assets resulting from operations	1,970,039	(131,673)

Distributions to Shareholders:
Net distributions to shareholders	(19,729)	(31,143)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	6,991,255	2,972,235
Total increase (decrease) in net assets	8,941,565	2,809,419

Net Assets:
Beginning of year/period	2,809,419	—
End of year/period	$11,750,984	$2,809,419

(1)	The Fund commenced operations on May 7, 2019. The information presented is from May 7, 2019 to February 29, 2020.
(2)	Summary of share transactions is as follows:

	Year Ended February 28, 2021		Period Ended February 29, 2020 (1)
	Shares	Value	Shares	Value
Shares sold	800,000	$19,595,975	350,000	$6,942,660
Shares redeemed	(550,000)	(12,604,720)	(200,000)	(3,970,425)
Net increase (decrease)	250,000	$6,991,255	150,000	$2,972,235

The accompanying notes are an integral part of these financial statements.

41

SoFi Gig Economy ETF

StatementS of Changes in Net Assets

	Year Ended February 28, 2021	Period Ended February 29, 2020 (1)
Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$(56,109)	$(19,233)
Net realized gain (loss) on investments	2,055,906	23,325
Change in net unrealized appreciation/depreciation on investments	7,869,637	(359,032)
Net increase (decrease) in net assets resulting from operations	9,869,434	(354,940)

Distributions to Shareholders:
Net distributions to shareholders	(86,786)	—

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	34,626,975	7,777,670
Total increase (decrease) in net assets	44,409,623	7,422,730

Net Assets:
Beginning of year/period	7,422,730	—
End of year/period	$51,832,353	$7,422,730

(1)	The Fund commenced operations on May 7, 2019. The information presented is from May 7, 2019 to February 29, 2020.
(2)	Summary of share transactions is as follows:

	Year Ended February 28, 2021		Period Ended February 29, 2020 (1)
	Shares	Value	Shares	Value
Shares sold	950,000	$37,608,830	400,000	$7,777,670
Shares redeemed	(100,000)	(2,981,855)	—	—
Net increase (decrease)	850,000	$34,626,975	400,000	$7,777,670

The accompanying notes are an integral part of these financial statements.

42

SoFi Weekly Income ETF

STATEMENTS of Changes in Net Assets

Period Ended February 28, 2021 (1)
Increase (Decrease) in Net Assets From:

Operations:
Net investment income (loss)	$212,573
Net realized gain (loss) on investments	14,974
Change in net unrealized appreciation/depreciation on investments	655,424
Net increase (decrease) in net assets resulting from operations	882,971

Distributions to Shareholders:
Net distributions to shareholders	(196,250)

Capital Share Transactions:
Net increase (decrease) in net assets derived from net changes in outstanding shares (2)	20,080,921
Total increase (decrease) in net assets	20,767,642

Net Assets:
Beginning of period	—
End of period	$20,767,642

(1)	The Fund commenced operations on October 1, 2020. The information presented is from October 1, 2020 to February 28, 2021.
(2)	Summary of share transactions is as follows:

	Period Ended February 28, 2021 (1)
	Shares	Value
Shares sold	200,000	$20,080,921	(3)
Shares redeemed	—	—
Net increase (decrease)	200,000	$20,080,921

(3)	Net variable fees of $11,414.

The accompanying notes are an integral part of these financial statements.

43

SoFi Select 500 ETF

Financial Highlights For a capital share outstanding throughout the year/period

	Year Ended February 28, 2021		Period Ended February 29, 2020 (1)
Net asset value, beginning of year/period	$10.38		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.18		0.17
Net realized and unrealized gain (loss) on investments	3.54		0.33
Total from investment operations	3.72		0.50

Less Distributions:
From net investment income	(0.16)		(0.12)
From net realized gain	(0.00	)(6)	—
Total distributions	(0.16)		(0.12)

Net asset value, end of year/period	$13.94		$10.38
Total return (3)(4)	36.04%		4.95%

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$177.1		$73.7
Portfolio turnover rate	26%		22	%(3)
Ratio of expenses to average net assets
Before management fees waived	0.19%		0.19	%(5)
After management fees waived	0.00%		0.00	%(5)
Ratio of net investment income (loss) to average net assets
Before management fees waived	1.25%		1.60	%(5)
After management fees waived	1.44%		1.79	%(5)

(1)	The Fund commenced operations on April 10, 2019. The information presented is from April 10, 2019 to February 29, 2020.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.
(5)	Annualized.
(6)	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

44

SoFi Next 500 ETF

Financial Highlights For a capital share outstanding throughout the year/period

	Year Ended February 28, 2021		Period Ended February 29, 2020 (1)
Net asset value, beginning of year/period	$9.62		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.16		0.13
Net realized and unrealized gain (loss) on investments	3.67		(0.40)
Total from investment operations	3.83		(0.27)

Less Distributions:
From net investment income	(0.14)		(0.11)
From net realized gain	(0.00	)(6)	—
Total distributions	(0.14)		(0.11)

Net asset value, end of year/period	$13.31		$9.62
Total return (3)(4)	40.17%		(2.84)%

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$24.6		$9.1
Portfolio turnover rate	53%		55	%(3)
Ratio of expenses to average net assets
Before management fees waived	0.19%		0.19	%(5)
After management fees waived	0.00%		0.00	%(5)
Ratio of net investment income (loss) to average net assets
Before management fees waived	1.29%		1.29	%(5)
After management fees waived	1.48%		1.48	%(5)

(1)	The Fund commenced operations on April 10, 2019. The information presented is from April 10, 2019 to February 29, 2020.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.
(5)	Annualized.
(6)	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

45

SoFi 50 ETF

Financial Highlights For a capital share outstanding throughout the year/period

	Year Ended February 28, 2021	Period Ended February 29, 2020 (1)
Net asset value, beginning of year/period	$18.73	$20.00

Income (Loss) from Investment Operations:
Net investment income (loss) (2)	0.12	0.15
Net realized and unrealized gain (loss) on investments	10.64	(1.27)
Total from investment operations	10.76	(1.12)

Less Distributions:
From net investment income	(0.11)	(0.15)
Total distributions	(0.11)	(0.15)

Net asset value, end of year/period	$29.38	$18.73
Total return (3)(4)	57.67%	(5.67)%

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$11.8	$2.8
Portfolio turnover rate	414%	168	%(3)
Ratio of expenses to average net assets	0.29%	0.29	%(5)
Ratio of net investment income (loss) to average net assets	0.52%	0.92	%(5)

(1)	The Fund commenced operations on May 7, 2019. The information presented is from May 7, 2019 to February 29, 2020.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

46

SoFi Gig Economy ETF

Financial Highlights For a capital share outstanding throughout the year/period

	Year Ended February 28, 2021	Period Ended February 29, 2020 (1)
Net asset value, beginning of year/period	$18.56	$20.00

Income (Loss) from Investment Operations:
Net investment income (loss) (2)	(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments	23.14	(1.39)
Total from investment operations	23.03	(1.44)

Less Distributions:
From net investment income	(0.12)	—
Total distributions	(0.12)	—

Net asset value, end of year/period	$41.47	$18.56
Total return (3)(4)	124.22%	(7.22)%

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$51.8	$7.4
Portfolio turnover rate	68%	33	%(3)
Ratio of expenses to average net assets	0.59%	0.59	%(5)
Ratio of net investment income (loss) to average net assets	(0.36)%	(0.36	)%(5)

(1)	The Fund commenced operations on May 7, 2019. The information presented is from May 7, 2019 to February 29, 2020.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

47

SoFi Weekly Income ETF

Financial Highlights For a capital share outstanding throughout the period

	Period Ended February 28, 2021 (1)
Net asset value, beginning of period	$100.00

Income (Loss) from Investment Operations:
Net investment income (loss) (2)	1.16
Net realized and unrealized gain (loss) on investments	3.73
Total from investment operations	4.89

Less Distributions:
From net investment income	(1.05)
Total distributions	(1.05)

Net asset value, end of period	$103.84
Total return (3)(4)	4.91%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$20.8
Portfolio turnover rate	8	%(3)
Ratio of expenses to average net assets	0.59	%(5)
Ratio of net investment income (loss) to average net assets	2.73	%(5)

(1)	The Fund commenced operations on October 1, 2020. The information presented is from October 1, 2020 to February 28, 2021.
(2)	Calculated using average shares outstanding method.
(3)	Not annualized.
(4)	The total return is based on the Fund’s net asset value. Additional performance information is presented in the Performance Summary.
(5)	Annualized.

The accompanying notes are an integral part of these financial statements.

48

SoFi Funds

Notes to Financial Statements February 28, 2021

NOTE 1 – ORGANIZATION

The SoFi Select 500 ETF, SoFi Next 500 ETF, and SoFi 50 ETF are diversified series of shares and the SoFi Gig Economy ETF and SoFi Weekly Income ETF are non-diversified series of shares (each a “Fund”, and collectively the “Funds”) of beneficial interest of Tidal ETF Trust (the “Trust”). The Trust was organized as a Delaware statutory trust on June 4, 2018 and is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of each Fund’s shares is registered under the Securities Act of 1933, as amended. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.” The SoFi Select 500 ETF and SoFi Next 500 ETF commenced operations on April 10, 2019, the SoFi 50 ETF and SoFi Gig Economy ETF commenced operations on May 7, 2019, and the SoFi Weekly Income ETF commenced operations on October 1, 2020.

The investment objective of the SoFi Select 500 ETF is to seek to track the performance, before fees and expenses, of the Solactive SoFi US 500 Growth Index. The investment objective of the SoFi Next 500 ETF is to seek to track the performance, before fees and expenses, of the Solactive SoFi US Next 500 Growth Index. Effective June 30, 2020, the investment objective of the SoFi 50 ETF is to seek to track the performance, before fees and expenses, of the SoFi Social 50 Index (together with the Solactive SoFi US 500 Growth Index and the Solactive SoFi US Next 500 Growth Index, the “Indexes”). The investment objective of the SoFi Gig Economy ETF is long-term capital appreciation, which it seeks by investing in a portfolio of companies listed around the world that Toroso Investments, LLC, the Funds’ investment adviser (the “Adviser”), considers part of the “gig economy”. The investment objective of the SoFi Weekly Income ETF is to seek to provide current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. Equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market, LLC (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price or mean between the most recent quoted bid and ask prices for long and short positions. For a security that trades on multiple exchanges, the primary exchange will generally be considered the exchange on which the security is generally most actively traded. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices of securities traded on the securities exchange will be obtained from recognized independent pricing agents (“Independent Pricing Agents”) each day that the Funds are open for business.

Debt securities are valued by using an evaluated mean of the bid and asked prices provided by Independent Pricing Agents. The Independent Pricing Agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker dealer supplied valuations, or other methodologies designed to identify the market value for such securities. In arriving at valuations, such methodologies generally consider factors such as security prices, yields, maturities, call features, ratings and developments relating to specific securities.

For securities for which quotations are not readily available, a fair value will be determined by the Valuation Committee using the Fair Value Procedures approved by the Trust’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the Fair Value Procedures adopted by the Board. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

49

SoFi Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Continued)

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value each Fund’s investments as of February 28, 2021:

SoFi Select 500 ETF

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$—	$176,831,735	$—	$—	$176,831,735
Short-Term Investments	—	311,077	—	—	311,077
Investments Purchased With Collateral From Securities Lending (2)	5,073,884	—	—	—	5,073,884
Total Investments in Securities	$5,073,884	$177,142,812	$—	$—	$182,216,696

SoFi Next 500 ETF

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3		Total
Common Stocks (1)	$—	$24,582,849	$—	$—		$24,582,849
Preferred Stocks (1)	—	5,819	—	—		5,819
Escrow Units	—	—	—	0	(3)	0
Short-Term Investments	—	38,733	—	—		38,733
Investments Purchased With Collateral From Securities Lending (2)	3,948,902	—	—	—		3,948,902
Total Investments in Securities	$3,948,902	$24,627,401	$—	$—		$28,576,303

50

SoFi Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Continued)

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities at Fair Value	Total
Balance as of February 29, 2020	$0
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized depreciation	—
Additions	0
Dispositions	—
Transfer into and/or out of Level 3	—
Balance as of February 28, 2021	$0	(3)

Change in unrealized depreciation during the period for Level 3 investments held at February 28, 2021:	$0

(3)

The security, Wright Medical Group N.V., is classified as a Level 3 security due to a lack of market activity and is valued at fair value as determined in good faith by the Valuation Committee of the Trust.

SoFi 50 ETF

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Common Stocks (1)	$—	$11,740,892	$—	$—	$11,740,892
Short-Term Investments	—	13,772	—	—	13,772
Investments Purchased With Collateral From Securities Lending (2)	1,548,990	—	—	—	1,548,990
Total Investments in Securities	$1,548,990	$11,754,664	$—	$—	$13,303,654

SoFi Gig Economy ETF

Investments in Securities	Investments Measured at Net Asset Value	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$51,197,266	$—	$—	$51,197,266
Short-Term Investments	—	645,382	—	—	645,382
Investments Purchased With Collateral From Securities Lending (2)	9,069,189	—	—	—	9,069,189
Total Investments in Securities	$9,069,189	$51,842,648	$—	$—	$60,911,837

SoFi Weekly Income ETF

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$520,949	$—	$520,949
Convertible Bonds (1)	—	326,358	—	326,358
Corporate Bonds (1)	—	17,964,314	—	17,964,314
Mortgage Backed Securities	—	520,321	—	520,321
Municipal Bonds	—	453,935	—	453,935
Preferred Stocks (1)	373,320	—	—	373,320
Short-Term Investments	574,373	—	—	574,373
Total Investments in Securities	$947,693	$19,785,877	$—	$20,733,570

(1)	See Schedule of Investment for the industry breakout.
(2)

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

51

SoFi Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Continued)

B.

Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Funds intend to declare as dividends in each calendar year at least 98.0% of their net investment income (earned during the calendar year) and at least 98.2% of their net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of February 28, 2021, the Funds did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds identify their major tax jurisdiction as U.S. Federal and the Commonwealth of Delaware; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.

Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Debt income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.

Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

E.

Distributions to Shareholders. Distributions to shareholders from net investment income, if any, for the SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi 50 ETF, and SoFi Gig Economy ETF are declared and paid at least semi-annually and for the SoFi Weekly Income ETF are declared and paid at least weekly. Distributions to shareholders from net realized gains on securities, if any, for the Funds normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

G.

Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.

H.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

52

SoFi Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Continued)

I.

Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Board-approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limit its illiquid investments that are assets to no more than 15% of the value of the Fund’s net assets. An illiquid investment is any security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a Fund should be in a position where the value of illiquid investments held by the Fund exceeds 15% of the Fund’s net assets, the Fund will take such steps as set forth in the LRMP.

J.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. These differences are primarily due to adjustments for redemptions in-kind. For the period ended February 28, 2021, the following adjustments were made:

Name of Fund	Paid-In Capital	Total Distributed (Accumulated) Earnings (Losses)
SoFi Select 500 ETF	$3,454,608	$(3,454,608)
SoFi Next 500 ETF	507,479	(507,479)
SoFi 50 ETF	2,294,754	(2,294,754)
SoFi Gig Economy ETF	1,783,847	(1,783,847)

During the period ended February 28, 2021, the SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi 50 ETF, and SoFi Gig Economy ETF realized $3,541,573, $672,053, $2,348,119, and $1,874,184, respectively, in net capital gains resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Funds rather than for cash. Because such gains are not taxable to the Funds, and are not distributed to shareholders, they have been reclassified from accumulated losses to paid-in capital. There were no adjustments made for the SoFi Weekly Income ETF.

K.

LIBOR Transition. In July 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that banks were no longer required to provide rate information used to calculate LIBOR after December 31, 2021. This has created uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. LIBOR likely will be phased out for all short-term lending arrangements by June 2023. Industry initiatives are underway to identify alternative reference rates such as the Secured Overnight Funding Rate (SOFR), which the Federal Reserve Bank of New York began publishing in April 2018; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The transition process to an alternative reference rate might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the value of some LIBOR-based investments and result in additional costs incurred in connection with closing out positions and entering into new trades. Because the usefulness of LIBOR as a reference rate could deteriorate during the transition period, these effects could occur prior to the end of 2021.

NOTE 3 – PRINCIPAL INVESTMENT RISKS

A.

Asset Backed Securities (“ABS”) Risk (SoFi Weekly Income ETF Only). The price paid by the Fund for ABS, the yield the Fund expects to receive from such securities, and the average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

B.

Call Risk (SoFi Weekly Income ETF Only). During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

53

SoFi Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Continued)

C.

Convertible Securities Risk (SoFi Weekly Income ETF Only). Convertible securities rank senior to the issuer’s common stock, but may be subordinate to senior debt obligations. In part, the total return for a convertible security may depend upon the performance of the underlying stock into which it can be converted. Synthetic convertibles may respond differently to market fluctuations than traditional convertible securities. They are also subject to counterparty risk.

D.

Credit Risk (SoFi Weekly Income ETF Only). The Fund’s investments are subject to the risk that issuers and/or counterparties will fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Fund to sell such investments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.

E.

Currency Exchange Rate Risk (SoFi Gig Economy Only). The Fund’s assets may include exposure to investments denominated in non-U.S. currencies or in securities or other assets that provide exposure to such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investments and the value of Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

F.

Emerging Markets Risk (SoFi Gig Economy and SoFi Weekly Income ETF Only). The Fund may invest in securities issued by companies domiciled or headquartered in emerging market nations. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for the Fund’s shares and cause the Fund to decline in value.

G.

Equity Market Risk (SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi 50 ETF, and SoFi Gig Economy ETF Only). The equity securities held in a Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which a Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. Securities in a Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, or government controls.

H.	Exchange Traded Fund (“ETF”) Risks.

●

Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Funds have a limited number of financial institutions that are authorized to purchase and redeem shares directly from the Funds (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●

Costs of Buying or Selling Shares. Due to the costs of buying or selling shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments.

●

Shares May Trade at Prices Other Than NAV. As with all ETFs, shares may be bought and sold in the secondary market at market price. Although it is expected that the market price of shares will approximate the Funds’ NAV, there may be times when the market price of shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.

54

SoFi Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Continued)

●

Trading. Although shares are listed on a national securities exchange, such as NYSE Arca, Inc. and The NASDAQ Stock Market, LLC (the “Exchanges”) and may be traded on U.S. exchanges other than the Exchanges, there can be no assurance that shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares may begin to mirror the liquidity of the Funds’ underlying portfolio holdings, which can be significantly less liquid than shares.

I.

Event Risk (SoFi Weekly Income ETF Only). Event risk is the risk that corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

J.	Extension Risk (SoFi Weekly Income ETF Only). When interest rates rise, certain obligations will be repaid by the obligor more slowly than anticipated, causing the value of these securities to fall.

K.

Floating and Variable Rate Securities Risk (SoFi Weekly Income ETF Only). Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and default risk and may be subject to legal or contractual restrictions on resale, which could impair their value.

L.

Foreign Securities Risks (SoFi Gig Economy ETF Only and SoFi Weekly Income ETF Only). Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

M.

High-Yield Securities Risk (SoFi Weekly Income ETF Only). High-yield securities (also known as “junk” bonds) carry a greater degree of risk and are more volatile than investment grade securities and are considered speculative. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. The Fund’s investments in high-yield securities expose it to a substantial degree of credit risk.

N.

Interest Rate Risk (SoFi Weekly Income ETF Only). The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates rise, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

O.

Mortgage-Backed Securities Risk (SoFi Weekly Income ETF Only). The Fund invests in MBS issued or guaranteed by the U.S. government. Such securities are subject to credit, interest rate, prepayment, and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage back securities.

P.

Municipal Securities Risk (SoFi Weekly Income ETF Only). Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from the project or the assets.

Q.

Non-Diversification Risk (SoFi Gig Economy ETF Only and SoFi Weekly Income ETF Only). Although the Fund intends to invest in a variety of securities and instruments, the Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result,

55

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NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Continued)

the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

R.

REIT Investment Risk (SoFi Select 500 ETF, SoFi Next 500 ETF, and SoFi 50 ETF Only). Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. Securities in the real estate sector are subject to the risk that the value of their underlying real estate may go down. Many factors may affect real estate values, including the general and local economies, the amount of new construction in a particular area, the laws and regulations (including zoning and tax laws) affecting real estate, and the costs of owning, maintaining and improving real estate. The availability of mortgages and changes in interest rates may also affect real estate values. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.

NOTE 4 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Toroso Investments, LLC (the “Adviser”) serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust, on behalf of the Funds (the “Advisory Agreement”), and, pursuant to the Advisory Agreement, has overall responsibility for the general management and administration of the Funds. The Adviser provides oversight of the Sub-Adviser (defined below), monitoring of the Sub-Adviser’s buying and selling of securities for the SoFi Weekly Income ETF, and review of the Sub-Adviser’s performance.

Pursuant to the Advisory Agreement, each Fund pays the Adviser a unitary management fee (the “Management Fee”) based on the average daily net assets of the Fund as follows:

Fund	Management Fee	Management Fee After Waiver
SoFi Select 500 ETF	0.19%	0.00%
SoFi Next 500 ETF	0.19%	0.00%
SoFi 50 ETF	0.29%	0.29%
SoFi Gig Economy ETF	0.59%	0.59%
SoFi Weekly Income ETF	0.59%	0.59%

The Adviser has contractually agreed to waive its full Management Fee for the SoFi Select 500 ETF and SoFi Next 500 ETF until at least June 30, 2021 (the “Fee Waiver Agreement”). The Fee Waiver Agreement may be terminated only by, or with the consent of, the Board. Any waived Management Fees are not able to be recouped by the Adviser under the Fee Waiver Agreement. There is currently no Fee Waiver Agreement in effect for the SoFi 50 ETF, SoFi Gig Economy ETF, and SoFi Weekly Income ETF. Management Fees for the period ended February 28, 2021 are disclosed in the Statements of Operations.

Out of the Management Fee, the Adviser is obligated to pay or arrange for the payment of substantially all expenses of the Funds, including the cost of sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and the Management Fee payable to the Adviser. The Management Fees incurred are paid monthly to the Adviser.

Income Research + Management (“IR+M”) (the “Sub-Adviser”) serves as sub-adviser to the SoFi Weekly Income ETF, pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to the Sub-Advisory Agreement, the Sub-Adviser is responsible for the execution of the Fund’s portfolio investments. The Sub-Adviser

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SoFi Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Continued)

is responsible for trading portfolio securities for the SoFi Weekly Income ETF, including selecting broker-dealers to execute purchase and sale transactions or, as applicable, in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board.

Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee for the services and facilities the Sub-Adviser provides (the “Sub-Advisory Fee”) based on the average daily net assets of the Fund as follows:

Fund	IR+M Sub-Advisory Fee
SoFi Weekly Income ETF	0.35% on first $20 million
0.30% on next $80 million
0.20% on next $200 million
0.15% on next $300 million
0.10% on next $400 million
0.075% on amounts over $1 billion

The Sub-Advisory Fees incurred are paid monthly to the Sub-Adviser by the Adviser irrespective of any fee waiver.

Tidal ETF Services LLC (“Tidal”), an affiliate of the Adviser, serves as the Funds’ administrator and, in that capacity, performs various administrative and management services for the Funds. Tidal coordinates the payment of Fund-related expenses and manages the Trust’s relationships with its various service providers.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ sub-administrator, fund accountant and transfer agent. In those capacities Fund Services performs various administrative and accounting services for the Funds. Fund Services prepares various federal and state regulatory filings, reports and returns for the Funds, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Funds’ custodian. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Funds’ custodian. The Custodian acts as the securities lending agent (the “Securities Lending Agent”) for the Funds.

Foreside Fund Services, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Certain officers and trustees of the Trust are affiliated with the Adviser and Fund Services. None of the affiliated trustees or the Trust’s officers receive compensation from the Funds.

NOTE 5 – SECURITIES LENDING

The Funds may lend up to 33 1/3% of the value of the securities in their portfolios to brokers, dealers and financial institutions (but not individuals) under terms of participation in a securities lending program administered by the Securities Lending Agent. The securities lending agreement requires that loans are collateralized at all times in an amount equal to at least the market value of the securities loaned by the Fund. The Funds receive compensation in the form of fees and earn interest on the cash collateral. Due to timing issues of when a security is recalled from loan, the financial statements may differ in presentation. The amount of fees depends on a number of factors including the type of security and length of the loan. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing period. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the terms of the securities lending agreements to recall the securities from the borrower on demand.

As of February 28, 2021, the SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi 50 ETF, and SoFi Gig Economy ETF had each loaned securities and each received cash collateral for the loans. The cash collateral from each Fund invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable NAV of $1.00. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received.

57

SoFi Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Continued)

During the year ended February 28, 2021, the SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi 50 ETF and SoFi Gig Economy ETF each loaned securities that were collateralized by cash. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. Securities lending income is disclosed in each Fund’s Statement of Operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year/period ended February 28, 2021, the cost of purchases and proceeds from the sales or maturities of securities, excluding short term investments and U.S. government securities were as follows:

Fund	Purchases	Sales
SoFi Select 500 ETF	$101,936,449	$29,390,022
SoFi Next 500 ETF	17,337,219	7,318,685
SoFi 50 ETF	28,274,992	21,277,004
SoFi Gig Economy ETF	45,108,588	11,227,998
SoFi Weekly Income ETF	21,105,740	1,464,779

There were no purchases or sales of long-term U.S. Government securities for the year/period ended February 28, 2021.

NOTE 7 – INCOME TAXES AND DISTRIBUTONS TO SHAREHOLDERS

The tax character of distributions paid during the year/period ended February 28, 2021 and period ended February 29, 2020, are as follows:

	Ordinary Income
	February 28, 2021	February 29, 2020
SoFi Select 500 ETF	$1,505,371	$666,628
SoFi Next 500 ETF	187,985	77,082
SoFi 50 ETF	19,729	31,143
SoFi Gig Economy ETF	86,786	—
SoFi Weekly Income ETF	196,250	—

	Long-Term Capital Gains
	February 28, 2021	February 29, 2020
SoFi Select 500 ETF	$4,527	$—
SoFi Next 500 ETF	4,119	—

58

SoFi Funds

NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Continued)

As of the year/period ended February 28, 2021, the components of accumulated earnings/(losses) on a tax basis were as follows:

	SoFi Select 500 ETF	SoFi Next 500 ETF	SoFi 50 ETF	SoFi Gig Economy ETF	SoFi Weekly Income ETF
Cost of investments (3)	$152,312,855	$23,465,361	$13,274,518	$53,657,105	$20,078,146
Gross tax unrealized appreciation	35,652,527	6,137,942	735,087	10,003,810	698,193
Gross tax unrealized depreciation	(5,748,686)	(1,027,000)	(705,951)	(2,749,111)	(42,769)
Net tax unrealized appreciation (depreciation)	29,903,841	5,110,942	29,136	7,254,699	655,424
Undistributed ordinary income (loss)	367,371	28,494	8,694	599,273	31,297
Undistributed long-term capital gain (loss)	—	—	—	—	—
Total distributable earnings	367,371	28,494	8,694	599,273	31,297
Other accumulated gain (loss)	(2,437,708)	(673,513)	(832,949)	(210,111)	—
Total accumulated gain (loss)	27,833,504	4,465,923	(795,119)	7,643,861	686,721

(3)	The difference between book and tax-basis cost of investments was attributable primarily to the treatment of wash sales.

Net capital losses incurred after October 31 and net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year. As of February 28, 2021, the Funds had no late year losses and the SoFi Select 500 ETF, SoFi Next 500 ETF, and SoFi 50 ETF had short-term capital loss carryovers of $1,289,060, $312,576, and $805,344, respectively, and long-term capital loss carryovers of $1,148,648, and $360,937, and $27,605, respectively, both of which do not expire.

NOTE 8 – SHARE TRANSACTIONS

Shares of the SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi 50 ETF, and SoFi Weekly Income ETF are listed and traded on NYSE Arca, Inc. and shares of the SoFi Gig Economy ETF are listed and traded on The NASDAQ Stock Market, LLC. Market prices for the shares may be different from their NAV. The SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi 50 ETF, and SoFi Gig Economy ETF issue and redeem shares on a continuous basis at NAV generally in blocks of 50,000 shares and the SoFi Weekly Income ETF issues and redeems shares on a continuous basis at NAV generally in blocks of 25,000 shares (“Creation Units”). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Funds. Creation Units may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the SoFi Select 500 ETF and SoFi Next 500 ETF is $500 and for the SoFi 50 ETF, SoFi Gig Economy ETF, and SoFi Weekly Income ETF is $250, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Funds’ Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees are imposed to compensate the Funds for transaction costs associated with the cash transactions. Variable fees received by the Funds, if any, are disclosed in the capital shares transactions section of the Statements of Changes in Net Assets. The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges.

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NOTES TO FINANCIAL STATEMENTS February 28, 2021 (Continued)

NOTE 9 – COVID-19 PANDEMIC

U.S. and international markets have experienced significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including the impact of the novel coronavirus (COVID-19) as a global pandemic, which has resulted in public health issues, growth concerns in the U.S. and overseas, layoffs, rising unemployment claims, changed travel and social behaviors, and reduced consumer spending. The recovery from the effects of COVID-19 is uncertain and may last for an extended period of time. These developments as well as other events could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with each Fund’s investment objective but there can be no assurance that it will be successful in doing so.

NOTE 10 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Effective April 5, 2021, the name of the SoFi 50 ETF has changed to the SoFi Social 50 ETF.

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SoFi Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of
SoFi ETFs and
The Board of Trustees of
Tidal ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi 50 ETF, SoFi Gig Economy ETF, and SoFi Weekly Income ETF (the “Funds”), each a series of Tidal ETF Trust (the “Trust”), including the schedules of investments, as of February 28, 2021, the related statements of operations, statements of changes in net assets, and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2021, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Constituting Tidal ETF Trust	Statement Of Operations	Statements Of Changes In Net Assets	Financial Highlights
SoFi Select 500 ETF and SoFi Next 500 ETF	For the year ended February 28, 2021	For the year ended February 28, 2021 and for the period April 10, 2019 (commencement of operations) to February 29, 2020	For the year ended February 28, 2021 and for the period April 10, 2019 (commencement of operations) to February 29, 2020
SoFi 50 ETF and SoFi Gig Economy ETF	For the year ended February 28, 2021	For the year ended February 28, 2021 and for the period May 7, 2019 (commencement of operations) to February 29, 2020	For the year ended February 28, 2021 and for the period May 7, 2019 (commencement of operations) to February 29, 2020
SoFi Weekly Income ETF	For the period October 1, 2020 (commencement of operations) to February 28, 2021	For the period October 1, 2020 (commencement of operations) to February 28, 2021	For the period October 1, 2020 (commencement of operations) to February 28, 2021

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2021 by correspondence with the custodian and brokers or through other appropriate auditing procedures when replies from brokers were unable to be obtained. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2021

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SoFi Funds

Expense Examples For the Periods Ended February 28, 2021 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of the Funds’ shares, and (2) ongoing costs, including management fees of the Funds. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds. The actual expenses examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from September 1, 2020 to February 28, 2021 for the SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi 50 ETF, and SoFi Gig Economy ETF, and from October 1, 2020 (commencement of operations) to February 28, 2021 for the SoFi Weekly Income ETF. The hypothetical examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from September 1, 2020 to February 28, 2021.

Actual Expenses

The first line of the following tables provides information about actual account values based on actual returns and actual expenses. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The examples include, but are not limited to, unitary fees. However, the examples do not include portfolio trading commissions and related expenses, and interest expense or dividends on short positions taken by the Funds. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of the Funds’ shares. Therefore, the second line of the following tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

SoFi Select 500 ETF

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period (1)
Actual	$ 1,000.00	$ 1,098.20	$ —
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—

(1)

Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.00% (fee waiver in effect), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent six-month period).

SoFi Next 500 ETF

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period (2)
Actual	$ 1,000.00	$ 1,297.50	$ —
Hypothetical (5% annual return before expenses)	1,000.00	1,024.79	—

(2)

Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.00% (fee waiver in effect), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent six-month period).

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SoFi Funds

Expense Examples For the Periods Ended February 28, 2021 (Unaudited) (Continued)

SoFi 50 ETF

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period (3)
Actual	$ 1,000.00	$ 1,194.10	$ 1.58
Hypothetical (5% annual return before expenses)	1,000.00	1,023.36	1.45

(3)

Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.29%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent six-month period).

SoFi Gig Economy ETF

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period (4)
Actual	$ 1,000.00	$ 1,470.60	$ 3.61
Hypothetical (5% annual return before expenses)	1,000.00	1,021.87	2.96

(4)

Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.59%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent six-month period).

SoFi Weekly Income ETF

	Beginning Account Value October 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period (5)
Actual	$ 1,000.00	$ 1,049.10	$ 2.50

	Beginning Account Value September 1, 2020	Ending Account Value February 28, 2021	Expenses Paid During the Period (6)
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,021.87	$ 2.96

(5)

The actual expenses are equal to the Fund’s annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 151/365 (to reflect the period from October 1, 2020 to February 28, 2021, the commencement of operations date to the end of the period).

(6)

The hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.59%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the most recent six-month period).

63

SoFi Funds

Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited)

The Board of Trustees (the “Board” or the “Trustees”) of Tidal ETF Trust (the “Trust”) met via video webcast at a meeting held on September 10, 2020 to consider the initial approval of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the SoFi Weekly Income ETF (the “Fund”), a series of the Trust, and Toroso Investments, LLC, the Fund’s investment adviser (the “Adviser”). Prior to this meeting, the Board requested and received materials to assist them in considering the approval of the Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Advisory Agreement, due diligence materials relating to the Adviser (including the due diligence response completed by the Adviser with respect to a specific request letter from the Trust’s outside legal counsel, the Adviser’s Form ADV, select ownership, organizational, financial and insurance information for the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, detailed comparative information regarding the proposed unitary advisory fee for the Fund, and information regarding the Adviser’s compliance program) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Advisory Agreement for an initial two-year term.

Discussion of Factors Considered

In considering the approval of the Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.

Nature, extent and quality of services to be provided. The Board considered the nature, extent and quality of the Adviser’s overall services to be provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the Adviser’s investment management team, including Charles Ragauss, who will serve as a co-portfolio manager of the Fund, as well as the responsibilities of other key personnel of the Adviser to be involved in the day to day activities of the Fund. The Board reviewed due diligence information provided by the Adviser, including information regarding the Adviser’s compliance program, its compliance personnel and compliance record, as well as the Adviser’s cybersecurity program and business continuity plan. The Board noted that the Adviser does not manage any other accounts that utilize a strategy similar to that to be employed by the Fund.

The Board also considered other services to be provided to the Fund, such as monitoring adherence to the Fund’s investment strategy and restrictions, oversight of the Fund’s sub-adviser and other service providers to the Fund, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, and monitoring the extent to which the Fund achieves its investment objective as an actively-managed ETF. The Board noted that the Fund’s Sub-Adviser would be responsible for selecting the Fund’s investments and trade execution, subject to the supervision of the Adviser.

The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory.

2.

Investment performance of the Fund and the Adviser. The Board noted that the Fund had not yet commenced operations and, therefore, concluded that performance of the Fund was not a relevant factor for consideration. The Board also considered that because the investment decision-making for the Fund would be performed by the Fund’s sub-adviser, the Fund’s performance would not be the direct result of investment decisions made by the Adviser. Consequently, with respect to the Fund’s performance, the Board in the future would focus on the Adviser’s services, including the extent to which the Fund’s performance was achieving its investment objective, as well as the Adviser’s oversight of the Fund’s sub-adviser services.

3.

Cost of services to be provided and profits to be realized by the Adviser. The Board considered the cost of services and the structure of the Adviser’s proposed advisory fee, including a review of comparative expenses, expense components and peer group selection. The Board took into consideration that the advisory fee was a “unitary fee,” meaning that the Fund would pay no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses and, to the extent it is implemented, fees pursuant to the Fund’s Rule 12b-1 Plan. The Board noted that the Adviser agrees to pay, or require the Fund’s sponsor, Social Finance, Inc., to pay all other expenses incurred by the Fund. The Board considered comparative information prepared by Fund Services utilizing data provided by Morningstar Direct relating to the cost structure

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SoFi Funds

Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

of the Fund relative to a peer group. The Fund was compared to ETFs in multiple U.S. bond categories with varying quality and maturity exposures, including U.S. Fund Corporate Bond, U.S. Fund High Yield Bond, U.S. Fund Intermediate Core Bond and U.S. Fund Intermediate Core-Plus Bond categories.

The Board concluded that the Fund’s proposed expense ratio and the advisory fee to be paid to the Adviser were fair and reasonable in light of the comparative expense information and the investment management services to be provided to the Fund by the Adviser given the nature of the Fund’s strategy. The Board also evaluated, based on information provided by the Adviser, the compensation and benefits expected to be received by the Adviser and its affiliates from its relationship with the Fund, taking into account an analysis of the Adviser’s expected profitability with respect to the Fund and the Board further concluded that the Adviser had adequate financial resources to support its services to the Fund from the revenues of its overall investment advisory business.

4.

Extent of economies of scale as the Fund grows. The Board considered the potential economies of scale that the Fund might realize under the structure of the proposed advisory fee. The Board noted the advisory fee did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the Adviser would evaluate future circumstances that may warrant breakpoints in the fee structures.

5.

Benefits to be derived from the relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Adviser and its affiliates from association with the Fund. The Board concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusions. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Advisory Agreement are fair and reasonable; (b) the advisory fee is reasonable in light of the services that the Adviser will provide to the Fund; and (c) the approval of the Advisory Agreement for an initial term of two years was in the best interests of the Fund and its shareholders.

At the meeting held on September 10, 2020, the Board also considered the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) for the Fund, entered into between the Adviser and Income Research + Management, the Fund’s sub-adviser (the “Sub-Adviser”). Prior to this meeting, the Board requested and received materials to assist them in considering the approval of the Sub-Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including copies of the Sub-Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the Sub-Advisory Agreement, due diligence materials prepared by the Sub-Adviser (including the due diligence response completed by the Sub-Adviser with respect to a specific request letter from the Trust’s outside legal counsel, Form ADV, select ownership, organizational, financial and insurance information for the Sub-Adviser, bibliographic information of key management and compliance personnel, and the Sub-Adviser’s compliance manual and code of ethics) and other pertinent information. Based on their evaluation of the information provided, the Trustees, by a unanimous vote (including a separate vote of the Independent Trustees), approved the Sub-Advisory Agreement for an initial two-year term.

Discussion of Factors Considered

In considering the approval of the Sub-Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.

Nature, extent and quality of services to be provided. The Board considered the nature, extent and quality of the Sub-Adviser’s overall services to be provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of William O’Malley, James Gubitosi, and William O’Neill, who will serve as co-portfolio managers for the Fund, as well as the responsibilities of other key personnel of the Sub-Adviser to be involved in the day-to-day activities of the Fund. The Board reviewed the due diligence information provided by the Sub-Adviser, including information regarding the Sub-Adviser’s compliance program, its compliance personnel and compliance record, as well as the Sub-Adviser’s cybersecurity program and business continuity plan. The Board noted that the Sub Adviser manages a short diversified income strategy and a core plus strategy that are each similar to the strategy to be employed by the Sub-Adviser with respect to the Fund.

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SoFi Funds

Basis for Trustees’ Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited) (Continued)

The Board also considered other services to be provided to the Fund, such as monitoring adherence to the Fund’s investment strategies and restrictions, monitoring compliance with various Fund policies and procedures and with applicable securities regulations, monitoring the extent to which the Fund meets its investment objective as an actively-managed ETF and quarterly reporting to the Board. The Board noted that the Sub-Adviser would be responsible for selecting the Fund’s investments and trade execution, subject to oversight by the Adviser.

The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and managing the Fund and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Sub-Adviser’s compliance program, were satisfactory.

2.

Investment performance of the Fund and the Sub-Adviser. The Board noted that the Fund had not yet commenced operations and, therefore, concluded that performance of the Fund was not a relevant factor for consideration.

3.

Cost of services to be provided and profits to be realized by the Sub-Adviser. The Board considered the structure of the proposed sub-advisory fee to be paid by the Adviser to the Sub-Adviser under the Sub-Advisory Agreement. The Board noted that the Adviser represented to the Board that the sub-advisory fee payable under the Sub-Advisory Agreement was reasonable in light of the services to be performed by the Sub-Adviser. Since the sub-advisory fee is to be paid by the Adviser, the overall advisory fee paid by the Fund is not directly affected by the sub-advisory fee paid to the Sub-Adviser. Consequently, the Board did not consider the cost of services provided by the Sub-Adviser or the potential profitability of its relationship with the Fund to be material factors for consideration given that the Sub-Adviser is not affiliated with the Adviser and, therefore, the sub-advisory fee to be paid to the Sub-Adviser was negotiated on an arm’s-length basis. Based on all of these factors, the Board concluded that the sub-advisory fee to be paid to the Sub-Adviser by the Adviser reflected an appropriate allocation of the advisory fee and was reasonable in light of the services to be provided by the Sub-Adviser.

4.

Extent of economies of scale as the Fund grows. Since the sub-advisory fee payable to the Sub-Adviser is not paid by the Fund, the Board did not consider whether the sub-advisory fee should reflect any potential economies of scale that might be realized as the Fund’s assets increase.

5.

Benefits to be derived from the relationship with the Fund. The Board considered the direct and indirect benefits that could be received by the Sub-Adviser from its association with the Fund. The Board concluded that the benefits the Sub-Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable and in many cases may benefit the Fund.

Conclusion. Based on the Board’s deliberations and its evaluation of the information described above, with no single factor determinative of a conclusion, the Board, including the Independent Trustees, unanimously concluded that: (a) the terms of the Sub-Advisory Agreement are fair and reasonable; (b) the sub-advisory fee is reasonable in light of the services that the Sub-Adviser will provide to the Fund; and (c) the approval of the Sub-Advisory Agreement for an initial term of two years was in the best interests of the Fund and its shareholders.

66

SoFi Funds

Statement Regarding Liquidity Risk Management Program

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), Tidal ETF Trust (the “Trust”), on behalf of its series, the SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi 50 ETF, SoFi Gig Economy ETF, and SoFi Weekly Income ETF, have adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for the Funds and to protect the Funds’ shareholders from dilution of their interests. The Trust’s Board of Trustees (the “Board”) has approved the designation of Toroso Investments, LLC, the Funds’ investment adviser, as the program administrator (the “Program Administrator”). The Program Administrator has further delegated administration of the Program to a Program Administrator Committee composed of certain Trust officers. The Program Administrator has also delegated certain responsibilities under the Program to a sub-adviser of the SoFi Weekly Income ETF; however, the Program Administrator remains responsible for the overall administration and operation of the Program. The Program Administrator is required to provide a written annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquid investment minimum, if applicable, and any material changes to the Program.

On November 19, 2020, the Board reviewed the Program Administrator’s written annual report for the period December 1, 2019 through September 30, 2020 (the “Report”). The SoFi Weekly Income ETF commenced operations on October 1, 2020 and was not part of the Report but has adopted the Program upon commencement of operations (references to the “Funds” below exclude the SoFi Weekly Income ETF). The Report provided the Program Administrator’s assessment of the Funds’ liquidity risk: the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of the remaining investors’ interest in the Funds. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The risk is managed by monitoring the degree of liquidity of a Fund’s investments, limiting the amount of illiquid investments and utilizing various risk management tools and facilities available to the Funds, among other means. The Trust has engaged the services of ICE Data Services, a third-party vendor, to provide daily portfolio investment classification services to assist in the Program Administrator’s assessment. The Report noted that the Funds’ portfolios primarily hold highly liquid investments and the Funds will be considered “primarily highly liquid funds” (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Funds and to adopt policies and procedures for responding to a highly liquid investment minimum shortfall. The Report also noted that the Funds had efficient arbitrage and traded on the secondary markets as reasonably expected. The Program Administrator also considered that there were no significant changes in the liquidity profile of the Funds due to the composition of baskets accepted by the Funds. The Funds did not hold a significant portion of illiquid investments during the review period and the Trust was not required to file Form N-LIQUID during the review period. The Report confirmed that the Funds’ investment strategies were appropriate for an open-end management investment company. The Report also noted that no material changes had been made to the Program during the review period.

The Program Administrator determined that the Program is adequately designed and operating effectively.

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SoFi Funds

Trustees and Executive Officers (Unaudited)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees (1)
Mark H.W. Baltimore c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (since 2019); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016-2018); Head of Global Distribution Services, Foreside Financial Group, LLC (broker-dealer) (2016); Managing Director, Head of Global Distribution Services, Beacon Hill Fund Services (broker-dealer) (2015–2016).	17	None
Dusko Culafic c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012–2018).	17	None
Eduardo Mendoza c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1966	Trustee	Indefinite term; since 2018	Executive Vice President - Head of Capital Markets & Corporate Development, Credijusto (financial technology company) (since 2017); Founding Partner / Capital Markets & Head of Corporate Development, SQN Latina (specialty finance company) (2016–2017).	17	None

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SoFi Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustees
Eric W. Falkeis (2) c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1973	President, Principal Executive Officer, Trustee, Chairman, and Secretary	President and Principal Executive Officer since 2019, Indefinite term; Trustee, Chairman, and Secretary since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013-2018) and Direxion Advisors, LLC (2017-2018).	17

Independent Director, Muzinich BDC, Inc. (since 2019); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014 - 2018).

Officers
Daniel H. Carlson c/o Tidal ETF Services, LLC 898 N. Broadway, Suite 2 Massapequa, New York 11758 Born: 1955	Treasurer, Principal Financial Officer, Principal Accounting Officer and AML Compliance Officer	Indefinite term; since 2018	Chief Financial Officer, Chief Compliance Officer, and Managing Member, Toroso Investments, LLC (since 2012).	Not Applicable	Not Applicable

69

SoFi Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Bridget P. Garcia, Esq. c/o Cipperman Compliance Services, LLC 480 E. Swedesford Road, Suite 220 Wayne, Pennsylvania 19087 Born: 1985	Chief Compliance Officer	Indefinite term; since 2018

Compliance Manager, Cipperman Compliance Services, LLC (since 2017); Senior Associate, Central Compliance - Risk Management Group (2016-2017), Client Services Associate (2014-2016), Macquarie Group (global financial services firm).

				Not Applicable	Not Applicable
Aaron J. Perkovich c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1973	Assistant Treasurer	Indefinite term; since 2018	Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable
Cory R. Akers c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202 Born: 1978	Assistant Secretary	Indefinite term; since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2006).	Not Applicable	Not Applicable

(1)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(2)

Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman and Secretary of the Trust and Chief Executive Officer of Tidal ETF Services LLC, an affiliate of the Adviser.

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SoFi Funds

Qualified Dividend Income/Dividends Received Deduction (Unaudited)

For the period ended February 28, 2021, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

SoFi Select 500 ETF	94.62%
SoFi Next 500 ETF	67.94%
SoFi 50 ETF	100.00%
SoFi Gig Economy ETF	14.77%
SoFi Weekly Income ETF	2.04%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended February 28, 2021, was as follows:

SoFi Select 500 ETF	92.43%
SoFi Next 500 ETF	66.79%
SoFi 50 ETF	100.00%
SoFi Gig Economy ETF	6.59%
SoFi Weekly Income ETF	1.24%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distribution under Internal Revenue Section 871(k)(2)(c) for the period ended February 28, 2021, was as follows:

SoFi Select 500 ETF	0.00%
SoFi Next 500 ETF	0.00%
SoFi 50 ETF	0.00%
SoFi Gig Economy ETF	0.00%
SoFi Weekly Income ETF	0.00%

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request without charge, by calling (877) 358-0096 or by accessing the Funds’ website at www.sofi.com/invest/etfs. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request without charge by calling (877) 358-0096 or by accessing the SEC’s website at www.sec.gov.

Information About The Portfolio Holdings (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available without charge, upon request, by calling (877) 358-0096. Furthermore, you can obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov. The Funds’ portfolio holdings are posted on the Funds’ website daily at www.sofi.com/invest/etfs.

Frequency Distribution of Premiums And Discounts (Unaudited)

Information regarding how often shares of the Funds trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) to its daily net asset value (“NAV”) is available, without charge, on the Funds’ website at www.sofi.com/invest/etf.

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SoFi Funds

Information About The Funds’ Trustees (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (877) 358-0096. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Funds’ website www.sofi.com/invest/etfs.

72

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Investment Adviser
Toroso Investments, LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Investment Sub-Adviser
(SoFi Weekly Income ETF Only)
Income Research + Management
100 Federal Street, 30th Floor
Boston, Massachusetts 02110

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, 29th Floor
Philadelphia, Pennsylvania 19102

Legal Counsel
Godfrey & Kahn, S.C.
833 East Michigan Street, Suite 1800
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Fund Administrator
Tidal ETF Services LLC
898 N. Broadway, Suite 2
Massapequa, New York 11758

Transfer Agent, Fund Accountant and Fund Sub-Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Information
Fund	Ticker	CUSIP
SoFi Select 500 ETF	SFY	886364207
SoFi Next 500 ETF	SFYX	886364306
SoFi 50 ETF	SFYF	886364405
SoFi Gig Economy ETF	GIGE	886364504
SoFi Weekly Income ETF	TGIF	886364884

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Dusko Culafic is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

SoFi Select 500 ETF

	FYE 02/28/2021	FYE 02/29/2020
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

SoFi Next 500 ETF

	FYE 02/28/2021	FYE 02/29/2020
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

SoFi 50 ETF

	FYE 02/28/2021	FYE 02/29/2020
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

SoFi Gig Economy ETF

	FYE 02/28/2021	FYE 02/29/2020
Audit Fees	$12,500	$12,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,500
All Other Fees	N/A	N/A

SoFi Weekly Income ETF

	FYE 02/28/2021	FYE 02/29/2020
Audit Fees	$12,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Non-Audit Related Fees	FYE 02/28/2021	FYE 02/29/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two year.

Non-Audit Related Fees	FYE 02/28/2021	FYE 02/29/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Dusko Culafic, Eduardo Mendoza, and Mark H.W. Baltimore.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each President/Principal Executive Officer and Treasurer/Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tidal ETF Trust

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	May 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Eric W. Falkeis
Eric W. Falkeis, President/Principal Executive Officer

Date	May 6, 2021

By (Signature and Title)*	/s/ Daniel Carlson
Daniel Carlson, Treasurer/Principal Financial Officer

Date	May 6, 2021

*	Print the name and title of each signing officer under his or her signature.